                                                                    EXHIBIT 10.f

                             COURTYARD BY MARRIOTT

                                 Loan Agreement

                                      For

                              WINDSOR, CONNECTICUT

                                 LOAN AGREEMENT
                                 --------------

          AGREEMENT dated as of the 9th day of February 1988, by and among CITIBANK, N.A., a national banking association of the United States of America, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association of the United States of America (collectively, the Original Lenders, and severally, an "Original Lender,"), and COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower").

                                  WITNESSETH:

          WHEREAS, Borrower has contracted with Marriott Corporation to purchase fifty (50) Courtyard by Marriott hotels under an agreement dated August 14, 1986 ("Purchase Agreement") including a hotel located in Windsor, Connecticut; and

          WHEREAS, the Original Lenders have agreed to make and the Borrower has agreed to accept the loan hereinafter described for the purpose of financing a portion of the cost of the purchase of the Windsor, Connecticut hotel (the "Hotel") on the terms and conditions set forth herein.

          NOW, THEREFORE, IT IS AGREED:

1.  DEFINITIONS.

          For all purposes of this Agreement and of the other Loan Documents (as hereinafter defined), the following terms used in this Agreement and in the other Loan Documents without definition shall have the following respective meanings:

          1.1  The term "Accounting Period" means each four (4) week accounting
                         -----------------
period having the same beginning and ending dates as the General Partner's four
(4) week accounting periods, except that the first or last Accounting Period in each year may occasionally be shorter or longer than four (4) weeks when necessary to conform the accounting system to the calendar.

          1.2  The term "Accounting Quarter" means the Accounting Periods ending
                         ------------------
on the third, sixth, ninth and last Accounting Periods within each Fiscal Year.

          1.3  The term "Affiliate" means, with respect to any Person, (a) any
                         ---------
other Person who is in Control of such Person, directly or indirectly, (b) any Corporation or organization (other than the borrower) of which a Person referred to in clause (a) above is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (c) any trust or other estate in which a Person referred to in clause (a) above has a substantial beneficial interest or as to which a Person referred to in clause (a) above serves as trustee or in a similar fiduciary capacity, and (d) any relative or spouse of a Person referred to in clause (a) above, or any relative of such spouse, who has the same home as a Person referred to in clause (a) above.

          1.4  The term "Agreement" means this agreement, including any and all
                         ---------
Exhibits and Schedules hereto, as the same may be amended, supplemented or otherwise modified from time to time, and the terms "herein," "whereof," "whereunder" and like terms shall be taken as referring to this Agreement in its entirety and shall not be limited to any particular section or provision hereof.

          1.5  The term "Assessment Rate" means for any CD Interest Period, the
                         ---------------
average of the net assessment rates per annum (rounded upwards if necessary, to the next higher 1/100 of 1%) payable to the Federal Deposit Insurance Corporation (or any successor) for the insurance of domestic deposits of the Original Lenders during the calendar year in which the first day of such CD Interest Period falls, as estimated by the Original Lenders using reasonable means on the first day of the CD Interest Period.

          1.6  The term "Authorized Representative" means any representative of
                         -------------------------
the General Partner who, pursuant to written notice from the Borrower to the Lenders, is authorized by the Borrower to act in connection with the giving of any Borrowing Notice.

          1.7  The term "Base Eurodollar Rate" means, with respect to a
                         --------------------
Eurodollar Borrowing for a Eurodollar Interest Period, the numerical average of the Citibank Eurodollar Rate and the FNBC Eurodollar Rate. The Base Eurodollar Rate shall be rounded to the nearest one hundredth of one percent or, if there is no nearest one-hundredth of one percent, rounded to the next highest one-hundredth of one percent.

          1.8    The term "Base Fixed CD Rate" means, with respect to a Fixed CD
                           ------------------
Rate Borrowing for the relevant CD Interest Period, the numerical average of the Citibank CD Rate and the FNBC CD Rate. The Base Fixed CD Rate shall be rounded to the nearest one-hundredth of one percent or, if there is no nearest one-hundredth of one percent, rounded to the next highest one-hundredth of one percent.

          1.9    The term "Base Rate" means a fluctuating interest rate per
                           ---------
annum announced publicly by Citibank in New York, New York, from time to time, as Citibank's Base Rate.

          1.10   The term "Base Management Fee" means a fee payable to the
                           -------------------
Manager under the Management Agreement during each Fiscal Year in an amount equal to three percent (3%) of Gross Revenues for such Fiscal Year.

          1.11   The term "Borrower" has the meaning provided therefor in the
                           --------
Preamble hereof.

          1.12   The term "Borrowing" means a Eurodollar Borrowing or a Fixed CD
                           ---------
Rate Borrowing.

          1.13   The term "Borrowing Notice" means an irrevocable written, telex
                           ----------------
or telephone notice given by an Authorized Representative to and received by the Original Lenders specifying (a) the amount of each Borrowing, (b) whether the Borrowing is a Eurodollar Borrowing or a Fixed CD Rate Borrowing, (c) the Interest Period applicable to the Borrowing and (d) the Effective Date of each such Borrowing.

          1.14   The term "Business Day" means a day on which the principal
                           ------------
offices of the Original Lenders are both open for the full transacting of their banking business and, with respect to the borrowing, rate selection or payment of Eurodollar Borrowings, a date on which, in addition to the foregoing, dealings in Dollars are carried on in the London interbank market.

          1.15   The term "Cash Flow Available for the Loan" means, for any
                           --------------------------------
Accounting Period, Accounting Quarter or Fiscal Year, the Operating Profit of the Hotel plus rent payments under the Ground Lease during such period.

          1.16  The term "CD Interest Period" means, with respect to a Fixed CD
                          ------------------
Rate Borrowing, a period of 30, 60, 90 or 180 days commencing on a Business Day and selected by the Borrower in its Borrowing Notice. If such n Interest Period would end on a day which is not a Business Day, such CD Interest Period shall end on the next succeeding Business Day.

          1.17  The term "Citibank" means Citibank, N.A., a national banking
                          --------
association of the United States of America.

          1.18  The term "Citibank CD Rate" means, with respect to a Fixed CD
                          ----------------
Rate Borrowing for the relevant CD Interest Period, the quotient of (i) the rate determined by Citibank to be the arithmetic average of the prevailing bid rates quoted to Citibank at or before 10:00 a.m. (New York time) on the first day of such CD Interest Period by three certificates of deposit dealers in New York or Chicago of recognized standing elected by Citibank in its sole discretion for the purchase at face value of certificates of deposit of Citibank in the approximate amount of Citibank's Pro Rata Share of the relevant Fixed CD Rate Borrowing and having a maturity approximately equal to the relevant CD Interest Period, divided by (ii) one minus the Citibank Reserve Requirement (expressed as a decimal).

          1.19  The term "Citibank Eurodollar Rate" means, with respect to a
                          ------------------------
Eurodollar Borrowing for a Eurodollar Interest Period, the quotient of (i) the rate at which deposits in dollars are offered by Citibank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, with a maturity approximately equal to such Eurodollar Interest Period and in the approximate amount of Citibank's Pro Rata Share of the relevant Eurodollar Borrowing, divided by (ii) one minus the Citibank Reserve Requirement (expressed as a decimal).

          1.20  The term "Citibank Reserve Requirement" means, with respect to a
                          ----------------------------
Eurodollar Interest Period or a CD Interest Period, the maximum aggregate reserve requirements (including all basic, supplemental, marginal and other reserves) of Citibank which are imposed under Regulation D on new non-personal time deposits of $100,000 or more with a maturity equal to that of the CD Interest Period (in the case of Fixed CD Rate Borrowings) or on Eurocurrency liabilities (in the case of Eurodollar Borrowings).

          1.21  The term "Closing" means the disbursement of the Loan and
                          -------
without limitation of the foregoing, the closing shall not be deemed to have occurred merely upon the execution of this Agreement.

          1.22  The term "Control" means the power to direct or cause the
                          -------
direction of the management and policies of a Person, either alone or in conjunction with others and whether through the ownership of Stock, by contract or otherwise.

          1.23  The term "Corporation" shall include an association, joint stock
                          -----------
company, business trust or other similar organization (other than a partnership).

          1.24  The term "Courtyard Management Fee" means a fee payable to the
                          ------------------------
Manager under the Management Agreement during each Fiscal Year in an amount equal to three percent (3%) of Gross Revenues for such Fiscal Year.

          1.25  The term "Current Accounting Quarters" means the most recent
                          ---------------------------
Accounting Quarters, ending with the Accounting Quarter most recently completed as of the date a determination of Debt Service Coverage is to be made under
Section 7.2(e) hereof and including those Accounting Quarters immediately and consecutively preceding such Accounting Quarter. In no event shall the first of the Current Accounting Quarter be an Accounting Quarter preceding the first full Accounting Quarter following the Closing, and Debt Service Coverage requirements for Current Accounting Quarters must be satisfied by the required number of Accounting Quarters commencing no earlier than the first full Accounting Quarter following the Closing.

          1.26  The term "Debt Service" means the sum of all payments of
                          ------------
principal and interest required to be made with respect to any specified Indebtedness during a given period.

          1.27  The term "Debt Service Guaranty" means a guaranty of Debt
                          ---------------------
Service on the Loan in the form of Exhibit A hereto.

          1.28  The term "Deductions" means the following amounts incurred in
                          ----------
operating the Hotel:

                (a) The cost of sales including salaries, wages, fringe benefits, payroll taxes and other costs related to employees of the Hotel;

                (b) Departmental expenses, administrative and general expenses, heat, light and power, advertising and promotional expense, relocation expense, and routine repairs, maintenance and minor alterations treated as Deductions under Section 8.01 of the Management Agreement;

                (c) The cost of "Inventories" and "Fixed Asset Supplies" (both as defined in the Management Agreement) consumed in the operation of the Hotel;

                (d) A reasonable deduction for uncollectible accounts receivable;

                (e) All reasonable cots and fees of independent accountants or other third parties who perform services required or permitted under the Management Agreement;

                (f) The reasonable cost and expense of technical consultants and operational experts for specialized services in connection with nonroutine work at the Hotel;

                (g)     The Base Management Fee;

                (h)     The Courtyard Management Fee;

                (i) The reasonable costs and expenses incurred by Manager in providing "Chain Services" (as defined in the Management Agreement) to the Hotel as allocated in Section 11.03 of the Management Agreement in amounts not exceeding the amounts permitted under the Management Agreement;

                (j) Insurance costs and expenses as provided in Article 12 of the Management Agreement;

                (k) Taxes, if any, payable by or assessed against the Manager related to the Management Agreement or to the Manager's operation of the Hotel (exclusive of the Manager's income taxes);

                (l)     The required FF&E Reserve contribution;

                (m)     Ground rent paid under the Ground Lease;

                (n) All real estate and personal property taxes, levies, assessments and similar charges on or relating to the Hotel, including any such amounts which shall be required to be paid pursuant to the Ground Lease;

                (o) Such other costs and expenses as are specifically provided for herein or are otherwise reasonably necessary for the proper and efficient operation of the Hotel.

          1.29  The term "Dollars" and the sign "$" mean lawful currency of the
                          -------
United States of America.

          1.30  The term "Effective Date" means any Business Day designated by
                          --------------
the Borrower in a Borrowing Notice as the effective date of a Borrowing.

          1.31  The term "Eurodollar Borrowing" means a Borrowing accruing
                          --------------------
interest at a Eurodollar Rate.

          1.32  The term "Eurodollar Interest Period" means, with respect to a
                          --------------------------
Eurodollar Borrowing, a period of one, two, three, six or twelve months, to the extent Eurodollar borrowings of such or similar periods are available to the Original Lenders, commencing on a Business Day and selected by the Borrower in its Borrowing Notice. A month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month. If there is no such numerically corresponding day in the month in which the Eurodollar Interest Period ends, the Eurodollar Interest Period shall end on the last Business Day of such month. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that, if said next succeeding Business Day fall in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day. Any such Eurodollar Interest Period must end on or before the Maturity Date.

          1.33  The term "Eurodollar Rate" means, with respect to a Eurodollar
                          ---------------
Borrowing and a Eurodollar Interest Period, the sum of (i) the Base Eurodollar Rate applicable to that

Eurodollar Interest Period, plus (ii) the Increment. If at any time either Citibank or FNBC is not offering deposits to first-class banks in the London interbank market, or adequate and fair means do not exist for determining the Eurodollar Rate, for any one or more Eurodollar Interest Periods, then the availability of the Eurodollar Rate for such Eurodollar Interest Period or Periods shall be immediately suspended hereunder and the Eurodollar Rate for such Eurodollar Interest Period or Periods may not be selected until such time as both Citibank and FNBC are offering such deposits and adequate and fair means exist for such determination.

          1.34  The term "Events of Default" has the meaning provided therefor
                          -----------------
in Section 9.1 hereof.

          1.35  The term "Extraordinary Revenues" means the proceeds from (a)
                          ----------------------
sales or other dispositions of any of the assets of Borrower other than in the ordinary course of business of the Hotel; (b) damage recoveries and casualty insurance proceeds; (c) income derived from securities and other property acquired and held for investment; (d) condemnation awards or sales in lieu of and under the threat of permanent condemnation; (e) proceeds from any Indebtedness permitted under Section 7.2 hereof; and (f) proceeds from capital contributions of partners of Borrower or from loans by partner of Borrower.

          1.36  The term "FF&E" means all furniture, fixtures and equipment
                          ----
acquired or to be acquired in connection with the operation of the Hotel.

          l.37  The term "FF&E Lease" means a lease (other than a TV System
                          ----------
Lease or a Telephone Lease) to the Borrower of any FF&E that is customarily located in the hotel industry or as otherwise approved by the Original Lenders, such leased FF&E not to exceed at any time $200,000.00 in value for the Hotel

          1.38  The term "FF&E Reserve" has the meaning provided therefor in
                          ------------
Section 6.13 hereof.

          1.39  The term  "Financial Statements" has the meaning provided
                           --------------------
therefor in Section 5.6 hereof.

          1.40  The term "First Courtyard Loan Agreement" means those certain
                          ------------------------------
Loan Agreements dated August 14, 1986 by and among Borrower (as the borrower thereunder) and the Original Lenders and Bankers Trust Company, Bank of America National Trust and Savings Association, The Bank of Nova Scotia, First Interstate Bank of California and Security Pacific National Bank (collectively, as lenders).

          1.41  The term "Fiscal Year" means the calendar year. If Borrower's
                          -----------
Fiscal Year is changed in the future, appropriate adjustment to the Agreement's reporting and accounting procedures shall be made; provided, however, that no such change or adjustment shall alter in any material respect any determinations of Cash Flow Available for the Loan or other amounts determinable hereunder with reference to a Fiscal Year or any part thereof.

          1.42  The term "Fixed CD Rate" means, with respect to a Fixed CD Rate
                          -------------
Borrowing for the relevant CD Interest Period, the sum of (i) the Base Fixed CD Rate applicable to that CD Interest Period, plus (ii) the Assessment Rate applicable to that CD Interest Period, plus (iii) the Increment.

          1.43  The term "Fixed CD Rate Borrowing" means a Borrowing accruing
                          -----------------------
interest at the Fixed CD Rate.

          1.44  The term "FNBC" means The First National Bank of Chicago, a
                          ----
national banking association of the United States of America.

          1.45  The term "FNBC CD Rate"  means, with respect to a Fixed CD Rate
                          ------------
Borrowing for the relevant CD Interest Period, the quotient of (i) the rate determined by FNBC to be the arithmetic average of the prevailing bid rates quoted to FNBC at or before 10:00 a.m. (New York time) on the first day of such CD Interest Period by three certificates of deposit dealers in New York or Chicago of recognized standing selected by FNBC in its sole discretion for the purchase at face value of certificates of deposit of FNBC in the approximate amount of FNBC's Pro Rata Share of the relevant Fixed CD Rate Borrowing, and having a maturity approximately equal to the relevant CD Interest Period, divided by (ii) one minus the FNBC Reserve Requirement (expressed as a decimal).

          1.46  The term "FNBC Eurodollar Rate" means, with respect to a
                          --------------------
Eurodollar Borrowing for a Eurodollar Interest Period, the quotient of (i) the rate at which deposits in dollars are offered by FNBC to first-class banks in the London interbank market at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, with a maturity approximately equal to such Eurodollar Interest Period and in the approximate amount of FNBC's Pro Rata Share of the relevant FNBC Eurodollar Borrowing, divided by (ii) one minus the Reserve Requirement (expressed as a decimal).

          1.47  The term "FNBC Reserve Requirement" means, with respect to a
                          ------------------------
Eurodollar Interest Period or a CD Interest Period, the maximum aggregate reserve requirements (including all basic, supplemental, marginal and other reserves) of FNBC which are imposed under Regulation D on new nonpersonal time deposits of $100,000 or more with a maturity equal to that of the CD Interest Period (in the case of Fixed CD Rate Borrowings) or on Eurocurrency liabilities (in the Case of Eurodollar Borrowings).

          1.48  The term "General Partner" means CBM One Corporation, a Delaware
                          ---------------
corporation and sole general partner of Borrower.

          1.49  The term "Governmental Authority" means any nation or
                          ----------------------
government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

          1.50  The term "Gross Revenues" means all revenue and income of any
                          --------------
kind derived from the Hotel and all departments and parts thereof, including rentals or other payments from lessees, licensees or concessionaires in the Hotel (but not including gross receipts of any such lessees, licensees or concessionaires except as may be received by or on behalf of Borrower as rent), the proceeds of business interruption insurance and telephone charges, all determined in accordance with generally accepted accounting principles, excluding all refunds, rebates, discounts and credits of a similar nature, given, paid or returned by Borrower in the course of obtaining such revenue and income. However, any amounts received, recognized or realized, in the nature of the following shall not be included as Gross Revenues: (a) applicable sales, use and excise taxes or similar governmental charges collected directly from patrons or guests, or as part of the sales price of any goods, services or displays (including, without limitation, occupancy, gross receipts, admission, cabaret or similar equivalent taxes); (b) gratuities; (c) Extraordinary Revenues; and (d) interest earned on any reserves including the FF&E Reserve.

          1.51  The term "Ground Lease" means that certain Lease between Essex
                          ------------
House Condominium Corporation, as Landlord and Marriott Corporation, as tenant (whose interest has been subsequently assigned to Borrower) dated August 13, 1986 demising the Land.

          1.52  The term "Guaranties" means the Debt Service Guaranty and the
                          ----------
Management Guaranty, collectively.

          1.53  The term "Hotel" shall have the meaning et forth in the
                          -----
Preamble.

          1.54  The term "Hotel Property" means the Hotel and the Land
                          --------------
underlying it (without regard to whether the Land is owned or leased by the Borrower) and all easements and appurtenances thereunto belonging.

          1.55  The term "Incentive Management Fee" means the "Incentive
                          ------------------------
Management Fee" provided for in the Management Agreement but determined solely with respect to the Hotel and as if the Hotel was the only hotel subject to the Management Agreement.

          1.56  The term "Increment" means the following interest increments:
                          ---------
(a) one and one-half percent (1-1/2%) through and including August 15, 1991, and
(b) two percent (2%) thereafter.

          1.57  The term "Indebtedness," with respect to any Person, means,
                          ------------
without duplication, (i) obligations for money borrowed by such Person, (ii) obligations secured by any Lien existing on any property or other asset owned by such Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed; (iii) such Person's capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements and FF&E Leases; (iv) such Person's guaranties and endorsements (other than endorsements for collection in the ordinary course of business) of another Person's (A) obligations for money borrowed, (B) obligations secured by any Lien existing on any property or other. asset owned by such other Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed by such other Person and (C) capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements; and (v) such Person's other contingent liabilities in respect of, or any obligations to purchase or otherwise acquire or service or assume or become a surety for obligations of others.

          1.58  The term "Interest Period" means a Eurodollar Interest Period or
                          ---------------
CD Interest Period.

          1.59  The term "Land" means the parcel of land on which the Hotel is
                          ----
located, which parcel consists of approximately the acreage identified, and is located as described on Exhibit B hereto.

          1.60  The term "Laws" means all present and future laws, ordinances,
                          ----
rules, regulations and requirements of any Governmental Authority having or claiming jurisdiction over the Hotel or any part thereof, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Hotel or any part thereof, or to the use or manner of such of any of the foregoing, or to the owners, tenants, or occupants thereof, whether or not any such law, ordinance, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

          1.61   The term "Legal Rate" means a fluctuating interest rate per
                           ----------
annum which is two and one-half percent (2 1/2%) per annum above the Base Rate in effect from time to time.

          1.62  The term "Lenders" means the Original Lenders and, in case of
                          -------
the assignment of the Notes or any interest therein permitted hereby, shall include the holder or holders of the Notes.

          1.63  The term "Lending Installation" means any office or branch of a
                          --------------------
Lender.

          1.64  The term "Lien" means any charge, lien, mortgage, deed of trust,
                          ----
deed to secure debt, pledge, hypothecation, collateral assignment, security interest or other encumbrance of any nature whatsoever upon, of or in property or other assets of a Person, whether absolute or conditional, voluntary or involuntary, whether created pursuant to agreement, arising by force of statute, by judicial proceedings or otherwise.

          1.65  The term "Loan" means, collectively, the loans to be made by the
                          ----
Original Lenders to the Borrower in the aggregate principal amount of $8,273,990.00 and to be evidenced by the Notes.

          1.66  The term "Loan Commitment" has the meaning provided therefor in
                          ---------------
Section 2.1(a).

          1.67  The term "Loan Debt Service" means Debt Service on the Loan.
                          -----------------

          1.68  The term "Loan Debt Service Coverage" means for any given
                          --------------------------
period, the ratio of (a) Cash Flow Available for the Loan to (b) Loan Debt Service.

          1.69  The term "Loan Documents" means this Agreement, the Notes, the
                          -------------
Mortgage, the Guaranties, the Security Agreement, the Management Agreement Assignment, the Purchase Agreement Assignment, and all other documents now or hereafter executed evidencing or securing the Loan, including any and all exhibits and schedules to the foregoing, as the same may be amended, supplemented or modified from time to time.

          1.70  The term "Management Agreement" means that certain Management
                          --------------------
Agreement dated August 14, 1986 by and between Courtyard Management Corporation and the Borrower, providing for the management of the Hotel and other Courtyard by Marriott hotels.

          1.71  The term "Management Agreement Assignment" has the meaning
                          -------------------------------
provided therefor in Section 4.2(c) hereof.

          1.72  The term "Management Guaranty" means a guaranty of the
                          -------------------
performance by the Manager under the Management Agreement in the form of Exhibit C hereto.

          1.73  The term "Manager" means Courtyard Management Corporation, a
                          -------
Delaware corporation, or any permitted assignee thereof as provided in the Management Agreement Assignment.

          1.74  The term "Marriott" means Marriott Corporation, a Delaware
                          --------
corporation.

          1.75  The term "Marriott Lease" means a ground lease between an
                          --------------
affiliate of Marriott a landlord and Borrower as tenant (by assignment of the interest of the original tenant thereunder) demising to the Borrower the land on which a hotel is located.

          1.76  The term "Marriott Lessor" means Essex House Condominium
                          ---------------
Corporation, a direct or indirect wholly-owned subsidiary of Marriott and lessor under the Ground Lease.

          1.77  The term "Maturity Date" means August 15, 1996, subject to
                          -------------
acceleration of such date as provided herein or in the other Loan Documents.

          1.78  The term "Memorandum" means the private placement memorandum
                          ----------
dated July 15, 1986, issued in connection with the sale of limited partnership interests in Borrower.

          1.79  The term "Minimum Notice Period" means receipt by the Original
                          ---------------------
Lenders of notice no later than (a) 11:00 a.m. (New York, New York time) on the Effective Date of a Fixed CD Rate Borrowing, or (b) 11:00 a.m. (New York, New York time), three Business Days prior to the Effective Date of a Eurodollar Borrowing.

          1.80  The term "Mortgage" means the mortgage securing the Loan and
                          --------
encumbering the Hotel, the Borrower's leasehold estate in the Land, and the Marriott Lessor's fee simple interest in the Land in the form of Exhibit D.

          1.81  The term "Notes" means those certain promissory notes, each in
                          -----
the form attached hereto a Exhibit E, made by Borrower, each payable to the order of one of the Original Lenders, in the following amounts:

          The First National Bank of Chicago  $4,136,995.00

          Citibank, N.A.                      $4,136,995.00

          The Notes are sometimes individually referred to as "Note."

          1.82  The term "Operating Profit" means for any Accounting Period,
                          ----------------
Accounting Quarter or Fiscal Year, the excess of Gross Revenues of the Hotel over Deductions for the Hotel, for such Accounting Period, Accounting Quarter or Fiscal Year.

          1.83  The term "Original Lenders" shall have the meaning set forth in
                          ----------------
the Preamble.

          1.84  The term "Original Pro Rata Share" means, with respect to both
                          -----------------------
of the Original Lenders, such Original Lender's proportional fifty percent (50%) interest in the Loan.

          1.85  The term "Partnership Documents" has the meaning provided
                          ---------------------
therefor in Section 4.4 hereof.

          1.86  The term "Permitted Exceptions" means any of the following
                          --------------------
matters to which title to the Hotel Property is subject: (a) general real estate taxes and assessments not yet due and payable or due and payable but not yet delinquent; (b) the matters listed in Exhibit F hereto, and (c) such other matters as the Original Lenders may approve in writing.

          1.87  The term "Person" shall include an individual, a partnership
                          ------
(including, without limitation, the Borrower), a joint venture, a Corporation, a trust, an estate, an unincorporated organization or association or a Governmental Authority.

          1.88  The term "Potential Default" means an event or circumstance
                          -----------------
that, except for the giving of notice or the passage of time or both the giving of notice and the passage of time, would constitute an Event of Default.

          1.89  The term "Pro Forma Debt Service" means, with respect to any
                          ----------------------
proposed Indebtedness under Section 7.2(e), the sum of the Debt Service on such Indebtedness, as projected by the Borrower and approved by the Original Lenders, payable during the one-year period following the date on which such Indebtedness is incurred; provided, however, that, if the Original Lenders determine, in good faith, that, by reason of the method of calculation, or the nature of, the interest payable on such Indebtedness or the timing of the payments of principal or interest or other factors affecting the Borrower's obligations thereunder, a projection of the principal and interest payable on such Indebtedness during such year may not accurately reflect the anticipated annual obligations of the Borrower with respect to such Indebtedness, the Original Lenders may adjust such projection as they deem appropriate to reflect accurately such anticipated annual obligations of the Borrower, but, in making such adjustment, the Original Lenders shall not adjust the interest rate payable on such

Indebtedness to an amount exceeding the sum of (a) the maximum rate of interest payable on any portion of the Loans as of the date of such determination of Pro Forma Debt Service, plus (b) two percent (2%) per annum.

          1.90  The term "Pro Rata Share" means the percentage of the aggregate
                          --------------
outstanding principal amount of the Loan held by each Lender from time to time. As long as both Original Lenders retain sole ownership of the Note originally made payable to it hereunder, the Original Pro Rata Share of the Loan of each Original Lender shall equal its Pro Rata Share of the Loan.

          1.91  The term "Purchase Agreement" has the meaning provided therefor
                          ------------------
in the recitals hereof.

          1.92  The term "Quarterly Payment Date" means each January 1, April 1,
                          ----------------------
July 1 and October 1, commencing on the first such date to occur on or after the date hereof and through and including the Maturity Date.

          1.93  The term "Rate Option" means a Eurodollar Rate or a Fixed CD
                          -----------
Rate.

          1.94  The term "Regulation D" means Regulation D of the Board of
                          ------------
Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

          1.95  The term "Secured Debt Service" means Debt Service on the
                          --------------------
secured Indebtedness referred to in Section 7.2(e) hereof.

          1.96  The term "Security Agreement" has the meaning provided therefor
                          ------------------
in Section 4.2(a) hereof.

          1.97  The term "Stock" shall include any and all shares, interests,
                          -----
participations or other equivalents (however designated) of stock in a Corporation.

          1.98   The term "Subordination Agreement" has the meaning provided
                           -----------------------
therefor in Section 4.2(e) hereof.

          1.99   The term "Telephone Lease" means a lease leasing to the
                           ---------------
Borrower the telephones and/or other telecommunications systems and equipment located in a Hotel.

          1.100  The term "Title Insurer" means Chicago Title Insurance Company
                           -------------
together with such other co-insurers or reinsurers or other title insurer or insurers as may be approved by the Original Lenders.

          1.101  The term "TV System Lease" means a lease or other agreement
                           ---------------
under which the Borrower rents or is otherwise provided, with or without right or option to purchase, equipment (excluding television set) for the transmission into Hotel rooms of televised programming.

2.  THE LOAN.

          2.1   Agreement to Lend and Borrow.
                ----------------------------

                (a) Each Original Lender severally agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower, and Borrower hereby agrees to borrow from the Original Lenders, the principal amount of the Note made payable to such Original Lender (the obligation to lend such principal amount for either Original Lender being herein referred to as its Loan Commitment" and, for both Original Lenders, their "Loan Commitments").

                (b) Each Original Lender shall disburse such amount upon the satisfaction of the conditions set forth in this Agreement.

                (c) The proceeds of the Loan shall be used by the Borrower solely for payment of a portion of the cost of acquiring the Hotel, pre-opening costs provided for in the Memorandum, and for no other purpose.

                (d) To evidence the Loan, the Borrower shall deliver the Notes.

           2.2  Required Principal Payments in the Loan
                -----------------------------------------

                The Borrower shall pay the following amounts of principal of the Loan on the dates indicated:


           Payment Date         Principal Payment
           01 Jan. 92            $   82,739.90
           01 Apr. 92                82,739.90
           01 Jul. 92                82,739.90
           01 Oct. 92                82,739.90
           01 Jan. 93                82,739.90
           01 Apr. 93                82,739.90
           01 Jul. 93                82,739.90
           01 Oct. 93               103,424.87
           01 Jan. 94               103,424.87
           01 Apr. 94               103,424.87
           01 Jul. 94               103,424.87
           01 Oct. 94               124,109.85
           01 Jan. 95               124,109.85
           01 Apr. 95               124,109.85
           01 Jul. 95               124,109.85
           01 Oct. 95               124,109.85
           01 Jan. 96               124.109.85
           01 Apr. 96               124,109.85
           01 Jul. 96               124,109.85
                                 -------------
                                  1,985,757.58

          The making of any other payment of principal of the Loan (including, without limitation, a voluntary prepayment, and the payments referred to in
Section 7.2(e) hereof shall not affect the Borrower's obligation to make the foregoing principal payments.

          2.3  Payment at Maturity Date.  The entire outstanding principal
               ------------------------
balance of the Loan, all accrued and unpaid interest and any other amounts due and owing the Lenders hereunder or under the other Loan Documents shall be paid in full, if not sooner paid, on the Maturity Date.

          2.4  Method of Selections Rate Options and Interest Periods.  The
               ------------------------------------------------------
Borrower shall select the Rate Options and Interest Periods applicable to each Borrowing from time to time by giving a Borrowing Notice to each of the Original Lenders in not less than the Minimum Notice Period applicable to the Rate Option selected. The unpaid principal amount of each Borrowing shall bear interest at the applicable Rate Option from and including the first day of the Interest Period therefor to, but not including, the last day of such Interest Period. If the Borrower fails to give a Borrowing Notice electing a Rate Option in accordance with the provisions hereof, then in the case of the rollover of a Borrowing for which the Interest Period is ending (but subject to Section 2.5), the rollover of such Borrowing shall be for to same Rate Option and Interest Period as the Borrowing for which the Interest Period has so ended; but in no event shall a Eurodollar Interest Period extend beyond the Maturity Date. If the Loan is not accruing interest at a Rate Option for any other reason, then the Borrowing shall accrue interest at fluctuating interest rate per annum equal to the Base Rate plus the Increment. Any Borrowing not paid at maturity, whether by acceleration or otherwise, shall bear interest, until paid in full, at the Legal Rate.

          2.5  No Default.  The Borrower shall not be entitled to elect a
               ----------
Eurodollar Rate or Fixed CD Rate (whether by giving a Borrowing Notice under the first sentence of Section 2.4 hereof or by failure to give a Borrowing Notice under the third sentence of Section 2.4) if, on the Effective Date thereof, there exists an Event of Default.

          2.6  Minimum Requirements.  Each Borrowing shall be in the full amount
               --------------------
of the Loan.

          2.7  Original Lenders' Notification.  No later than 11:00 A.M. (New
               ------------------------------
York, New York time) on the Business Day following the Original Lenders' receipt of a Borrowing Notice selecting an Interest Period given by the Borrower in accordance herewith, the Original Lenders, by written, telex or telephone notice to an Authorized Representative, shall advise the Borrower of the Citibank Eurodollar Rate and the FNBC Eurodollar Rate or the Citibank CD Rate and the FNBC CD Rate, as the case may be, for the Interest Period selected in the Borrowing Notice. The Borrower, by written, telex or telephone notice given by an Authorized Representative to, and received by, both of the Original Lenders no later than 3:00 P.M. (New York, New York time) on the day on which the Original Lenders give the advice provided for in the preceding sentence, shall advise the Original Lenders of the Eurodollar Rate or the Fixed CD Rate, as the case may be, for the Borrowing for the Interest Period selected by the Borrower in its Borrowing Notice.

          2.8  Interest Payments.  Interest accrued on Borrowings at a rate
               -----------------
other than a Rate Option (a fluctuating rate) shall be payable in arrears on each Quarterly Payment Date. Interest accrued on Borrowings shall be payable in arrears on the last day of the applicable Interest Period, except that, where the Interest Period exceeds three months, interest shall be paid on each Quarterly Payment Date from the Effective Date relating thereto and on the last day of the applicable Interest Period. Interest shall be payable for the day a Borrowing is made but not for the day of any payment if payment is made in accordance herewith and is received prior to the time, and at the place, provided in Section 2.15 hereof.

          2.9  Prepayment.  Upon not less than 30 days' prior written notice
               ----------
given by an Authorized Representative to all of the Original Lenders, the Borrower may (except as hereinafter provided) pay all, or, in a minimum amount of $1,000,000.00, pay from time to time any part, of the principal of the Loan at any time outstanding by paying, in addition to the principal amount of such prepayment, all interest accrued on the amount of such prepayment to the date thereof. Borrowings may not be prepaid prior to the last day of the applicable Interest Period, provided, however, that if notwithstanding the foregoing, a Borrowing is prepaid, because of acceleration of the Maturity Date pursuant to the Loan Documents or for any other reason, the Borrower shall reimburse the Lenders for any loss incurred or to be incurred pursuant to Section 2.11 hereof

          2.10  Lending Installations.  Each Lender may book each Borrowing at
                ---------------------
any Lending Installation of such Lender selected by it from time to time and may change the Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. If, prior to the date that a Lender books a Borrowing at a particular Lending Installation, the Lender has knowledge of any taxes (referred to in Section 2.12 hereof) or any additional interest (referred to in Section 2.13 hereof) that would be (referred to in Section 2.12 hereof) or any additional interest (referred to in Section 2.13 hereof) that would be payable by the Borrower by reason of the Lender's booking such Borrowing at such Lending Installation that would not be payable by the Borrower if such Borrowing were booked at an alternative Lending Installation at which the Lender may lawfully book such Borrowing without otherwise incurring, in its reasonable judgment, material liabilities, obligations or risks, then, notwithstanding the provisions of Section 2.12 and 2.13, the Borrower's obligations to such Lender under such Sections with respect to such Borrowing shall be limited to the amount that the Borrower would have incurred under such Sections had the Lender booked such Borrowing at such alternative Lending Installation.

          2.11  Failure to Pay or Borrow on Certain Dates.  If, whether by
                -----------------------------------------
payment or by acceleration of the Maturity Date or otherwise, (i) any payment, in full or in part, of a Borrowing occurs on a date which is not the last day of the applicable Interest Period, or (ii) a Borrowing is not made on the date specified in a Borrowing Notice for any reason, the Borrower will indemnify each of the Lenders for any losses and costs incurred by it resulting therefrom, including, without limitation, any loss in liquidating or employing deposits acquired to fund or maintain a Borrowing.

          2.12  Taxes.
                -----

                (a) In the event the Borrower shall be required by law to deduct and withhold any taxes (as hereinafter defined) from amounts payable hereunder, the Borrower shall be entitled to do so, provided it shall provide a statement setting forth the amount of taxes withheld, the applicable rate and any other information which may reasonably be requested for the purpose of assisting the Lender from whom taxes were withheld to obtain any allowable credits or deductions for the taxes so withheld in each jurisdiction in which subject to tax. However, the Borrower shall not withhold taxes from payments required to be made to any Lender that is a corporation organized under the laws of the United States or any state or territory thereof or is permitted by law to file and keep in effect and has on file and in effect with the Borrower such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender, (ii) the U.S. Internal Revenue Code of 1986, as amended, or (iii) any applicable rules or regulations, permit the Borrower to make such payments free of withholding. The term "taxes" shall mean any taxes, levies, imports, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed on any Lender by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. Notwithstanding the foregoing, the Borrower agrees to make to any Lender, with respect to which the Borrower has withheld taxes pursuant to the foregoing, such payments as may be necessary to ensure that such Lender receives the full amount payable to it by the Borrower under this Agreement if the foregoing provisions of this Section 2.12(a) are disregarded. All stamp, documentary and intangible taxes shall be paid by the Borrower. if, notwithstanding the foregoing, a Lender pays any such taxes, the Borrower will reimburse such Lender for the amount paid if, as and to the extent such reimbursement is permitted by applicable law. The Borrower will furnish to the Lenders official tax receipts or other evidence of payment of all such taxes.

          (b) If the Borrower shall be required to make any payment to a Lender under this Section 2.12 and if the Lender is able, in its sole opinion, to claim any deduction, credit or similar tax benefit by reason of such payment, such Lender will promptly reimburse the Borrower for the amount of such benefit. As and to the extent that the Borrower may be able to mitigate or reduce the amount of any such payments under the provisions of any treaty, law or other governmental regulation, the Lenders will render, at the expense of the Borrower, whatever reasonable assistance may be required to effect such mitigation or reduced payment.

          2.13  Certificates; Survival of Indemnity.  A certificate of a Lender
                -----------------------------------
as to the amount due under Sections 2.11 or 2.12 hereof shall be conclusively presumed to be correct in the absence of manifest error, and the Borrower shall pay such Lender all amounts specified in such certificate. Such Lender will, on request, provide evidence supporting said certificate. Determination of amounts payable under such Sections in connection with a Borrowing shall be calculated (to the extent that such calculation is applicable to the determination of the amounts payable) as though the Lender funded its Pro Rata Share of the actual or anticipated Borrowing through the purchase of a deposit of the type, maturity and amount corresponding to the deposit used as a reference in determining the Rate Option applicable to the Borrowing. Unless otherwise provided herein, the amount specified in the certificate shall be payable within thirty (30) days of demand by such Lender, which demand shall include such certificate if such certificate was not theretofore delivered to the Borrower. The obligations under Sections 2.11 and 2.12 hereof shall survive payment of the Loan and termination of this Agreement.

          2.14  Telephonic Notices.  The Lenders are hereby authorized to effect
                ------------------
Borrowings based on telephonic Borrowing Notices made by any person the Lenders in good faith believe to be an Authorized Representative acting on behalf of the Borrower. If requested by an Original Lender, the Borrower agrees to confirm promptly to each of the Original Lenders any telephonic Borrowing Notice, and any telephonic notice given by the Borrower under Section 2.7 hereof, in writing signed by an Authorized Representative. If the written confirmation differs in any material respect from the action taken by the Lenders, the records of the Lenders shall govern, absent manifest error.

          2.15     Method of Payment.
                   -----------------

                   (a) Except as otherwise provided in Section 2.15(b), the Borrower shall pay, without set-off or counterclaim, to both of the Original Lenders, at their respective addresses specified below (or such other address as such Original Lender may specify by written notice to the

Borrower), all amounts payable by the Borrower to the Lenders under the Loan Documents, in immediately available funds, not later than 2:00 p.m. (local time at the place of payment) on the date when due. The respective addresses of the Original Lenders for the purpose of payments hereunder are:

          Citibank, N.A.
          399 Park Avenue
          New York, NY  10043
          Attention:  Hilda Phinizy

          The First National Bank of Chicago
          One First National Plaza
          Chicago, IL  60670
          Attention:  Susan Gianesin, Real Estate Department

                (b) The Borrower shall satisfy its obligation to make payments of principal and interest by paying, in the manner provided in Section 2.15(a), to each of the Original Lenders its respective Original Pro Rata Share of principal and interest payments when due on the Loan, and it shall be the obligation of each such Original Lender to forward to any Lender to which it has assigned or transferred any of its interest in the Loan such Lender's required share of any such principal or interest payment.

          2.16  General Provisions Concerning Loan.  All interest shall be
                ----------------------------------
computed for the actual number of days elapsed or the basis of a 360-day year. If any payment of principal of or interest on the Notes becomes due and payable or a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest thereon shall be payable at the then applicable rate during such extension. The failure of a Lender to make any notation or entry on any grid attached to any Note shall not limit or otherwise affect any obligations of the Borrower under this Agreement or under the Notes.

          2.17  Loan Documents.  All the Loan Documents (other than the
                --------------
Notes) shall name the Original Lenders or, at the election of the Original Lenders, one of the Original Lenders as the payee, lender, mortgagee, grantee, collateral assignee, beneficiary or secured party, as the case may be, as agent for itself and the other Original Lender, and shall otherwise run in favor of the Original Lenders. The Original Lenders shall hold in their possession the Loan Documents (other than the Notes) and any security delivered by the Borrower or others in connection therewith for the benefit of themselves and the other Lenders, as their respective interests appear in the Loan, subject to the provisions of this Agreement.

          2.18  Use of Proceeds.  The Borrower represents, warrants and
                ---------------
covenants that the proceeds of the Loans will be used solely for the purposes set forth in Section 2.1(c) hereof, and for no other purpose.

          2.19  Exculpation.  The Lenders agree that they shall look solely
                -----------
to the collateral security for the Loan, for payment of the Loan and performance of Borrower's obligations under the Loan Documents and (except as otherwise provided in the Loan Documents) shall not seek recovery, whether by direct suit, deficiency judgment in foreclosure proceeding, or otherwise, in whole or in part, from the Marriott Lessor (except for the liability of Marriott under the Guaranties and the Subordination Agreement) or from any of the partners (general or limited) of the Borrower or any of the assets of any such partners; provided, however, that the foregoing exculpation from individual liability shall not be construed to release or impair the Indebtedness evidenced by the Notes or any of the Borrower's other obligations hereunder or under the other Loan Documents, or the Liens securing such obligations, or any other rights of the Lenders except as specifically stated in this Section 2.19.

3.  ADVANCE OF LOAN.

          3.1   Disbursement of Loan Proceeds.  Both of the Original Lenders
                -----------------------------
shall disburse to the Borrower its Original Pro Rata Share of the Loan, at Closing, provided the conditions set forth in Article 4 have been satisfied. The loan proceeds shall be made by deposit into an account of Borrower maintained at NCNB National Bank of North Carolina.

          3.2   Payment of Expenses.  Subject to the provisions of the next
                -------------------
succeeding sentence, the Original Lenders may, but shall not be obligated to, apply directly out of the proceeds of the Loan any amount necessary for the payment of expenses due or payable by the Borrower in obtaining the Loan, including, without limitation, expenses relating to the examination of the title and title insurance, costs of surveys, fees and expenses of the Lenders' counsel, documentary stamps, intangible taxes, mortgage taxes and other similar taxes, recording fees and taxes, sums payable for insurance premiums, amounts necessary to discharge any encumbrance, tax, assessment of other charge or Lien upon the Hotel, as well as interest and fees which are payable to the Lenders by reason of the Loan. The Original Lenders shall advise the Borrower of their intent to pay any expense under the preceding sentence, and, as long as no Event of Default has occurred, the Original Lender shall not pay to any third party any such expenses which the Borrower has advised the Original Lenders it is contesting. The amounts so applied by the Original Lenders shall be deemed advances to the Borrower under this Agreement, shall satisfy pro tanto the
                                                             --- -----
obligations of the Original Lenders under this Agreement, and shall be evidenced by the Notes and secured by the Mortgage and all other collateral securing the Loan.

          3.3   Advances through Title Insurer.  The Original Lenders may, at
                ------------------------------
their option, advance the Loan through the Title Insurer if reasonably necessary in order to obtain the title insurance provided in Section 4.16 hereof.

          3.4   Other Advances By Lenders.  Upon the occurrence and during
                -------------------------
the continuance of an Event of Default, the Lenders may advance sums of money
(i) for the payment or performance of any of the Borrower's obligations set forth in this Agreement or in any of the Loan Documents (except interest and principal payments on the Loan) and (ii) for any other costs or expenses incurred by the Borrower or the Lenders in connection with the Loan, and the execution of this Agreement by the Borrower shall, and hereby does, constitute an irrevocable direction and authorization to the Lenders so to disburse such funds as Indebtedness evidenced by the Notes. No further direction or authorization from the Borrower shall be necessary for such disbursements, and all such disbursements shall satisfy, to the extent of such disbursement, the obligations of the Lenders hereunder and shall be evidenced by the Notes and secured by the Mortgage and each of the other Loan Documents as fully as if made to Borrower, regardless of the disposition of the funds so disbursed. Such advances shall bear interest at the Legal Rate and shall be payable on demand.

4.  CONDITIONS TO LOANS.

          The obligation of each Original Lender, severally, to fund its Original Pro Rata Share of the Loan to the Borrower hereunder is subject to the satisfaction, on or before the Closing, of each of the following conditions precedent:

          4.1 Notes. The Notes shall have been duly executed and delivered by the Borrower to the Original Lenders.

          4.2 Collateral Security. In order to secure the payment of the Loan when due, whether by acceleration or otherwise, and all other Indebtedness of the Borrower to the Lenders arising hereunder or related hereto:

                (a) The Borrower shall have duly executed and delivered a Security Agreement in the form of Exhibit G hereto (the "Security Agreement").

                (b) The Borrower shall have furnished the Guaranties duly executed and delivered by Marriott.

                (c) The Borrower shall have assigned to the Original Lenders, all rights of the Borrower relating to the Hotel under the Management Agreement pursuant to an agreement of assignment ( the "Management Agreement Assignment"), duly executed and delivered by the Borrower and the Manager in the form of Exhibit H hereto.

                (d) The Borrower shall have assigned to the Original Lenders, all rights of the Borrower relating to the Hotel under the Purchase Agreement pursuant to an instrument of assignment (the "Purchase Agreement Assignment"), duly executed and delivered by the Borrower and Marriott in the form of Exhibit I hereto.

                (e) The General Partner and Marriott shall each have subordinated repayment of any loan advances and interest thereon and, in the case of the General Partner, capital contributions at any time made by the General Partner to the Borrower to the prior payment of the Loan, and shall have assigned to the Original Lenders the right to repayment of any and all such loan advances and interest thereon or capital contributions made by the General Partner to the Borrower, pursuant to the provisions of a subordination agreement in the form attached hereto as Exhibit J (the "Subordination Agreement.").

                (f) The Borrower shall have duly executed and delivered such financing statements as the Lenders or their counsel shall require to further evidence, confirm and perfect the security interests granted or to be granted in the Security Agreement, Mortgage, Subordination Agreement and in the other collateral assignments provided for in this Section 4.2.

                (g) The Borrower shall have duly executed and delivered such other and further agreements, documents and instruments as the Lenders or their counsel may request to further evidence, perfect and preserve any of the collateral security for the Borrower's obligations provided for in this Section 4.2.

          4.3   Mortgage and Recording.  The Mortgage shall have been duly
                ---------------------
executed and delivered by the Borrower and the Marriott Lessor and shall have been recorded in the appropriate recording office in the jurisdiction in which the Hotel is located, and such financing statements and other documents provided for in Sections 4.2(f) and (g) hereof shall have been executed, delivered and, where appropriate, filed in the appropriate filing offices.

          4.4   Partnership Documents.  The Borrower shall have furnished to
                ---------------------
the Original Lenders the following: (a) a copy of the agreement of limited partnership of Borrower, certified by the General Partner to be a true, correct and complete copy thereof and copies of certificates of limited partnership of Borrower, filed or recorded in the appropriate offices in the State of Delaware, the State of Maryland and the State of Connecticut to the extent required, each certified by the General Partner to be true, correct and complete copies thereof (collectively, "Partnership Documents"), and (b) evidence that the Borrower is qualified (to the extent such qualification is necessary or appropriate) in the State of Delaware, the State of Maryland and the State of Connecticut.

          4.5   General Partner's Corporate Documents.  The Borrower shall
                -------------------------------------
have delivered to the Original Lenders the following: (a) a certificate of the secretary or an assistant secretary of the General Partner dated on or after the date hereof, certifying as to (i) resolutions of the Board of Directors of the General Partner authorizing the execution, delivery and performance of the Partnership Documents, the Loan Documents, the Ground Lease and all other documents or instruments to be executed and delivered by the General Partner (either individually or on behalf of the Borrower) pursuant to the provisions hereof; (ii) the full force and effect of such resolutions on such date; and
(iii) the incumbency and signature of each of the officers of the General Partner signing such documents; (b) the Articles of Incorporation of the General Partner certified by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (c) a long-form good-standing certificate of the General Partner issued by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (d) good-standing certificates (or other proof of qualification and good standing satisfactory to the Original Lenders) evidencing the General Partner's qualification and good standing as a foreign corporation in the State of Maryland and the State of Connecticut; (e) the bylaws of the General Partner certified as of a date on or after the date hereof by the secretary or assistant secretary of the General Partner as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the General Partner as the Original Lenders may request.

          4.6   Marriott Corporate Documents.  The Borrower shall have
                ----------------------------
delivered to the Original Lender the following: (a) a certificate of the secretary or an assistant secretary of Marriott dated on or after the date hereof, certifying as to (i) resolutions of the Board of Directors of Marriott authorizing the execution, delivery and performance of the Guaranties, the Purchase Agreement Assignment, the Subordination Agreement and all other documents or instruments to be executed and delivered by Marriott pursuant to the provisions hereof; (ii) the full force and effect of such resolutions on such date; and (iii) the incumbency and signature of each of the officers of Marriott signing such documents; (b) the Articles of Incorporation of Marriott certified by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (c) a long-form good-standing certificate of Marriott issued by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (d) good-standing certificates (or other proof of qualification and good standing satisfactory to the Original Lenders) evidencing Marriott's qualification and good standing as a foreign corporation in the State of Maryland and in the State of Connecticut; (e) the bylaws of Marriott certified as of a date on or after the date hereof by the secretary or assistant secretary of Marriott as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to Marriott as the Original Lenders may request.

          4.7   Manager's Corporate Documents.  The Borrower shall have
                -----------------------------
delivered to the Original Lenders the following (a) a certificate of the secretary or an assistant secretary of the Manager dated on or after the date hereof, certifying as to (i) resolutions of the Board of Directors of the Manager authorizing the execution, delivery and performance of the Management Agreement Assignment and all other documents or instruments to be executed and delivered by the Manager pursuant to the provisions hereof (ii) the full force and effect of such resolutions on such date, and (iii) the incumbency and signature of each of the officers of the Manager signing such documents; (b) the Articles of Incorporation of the Manager certified by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (c) a long-form good-standing certificate of the Manager issued by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (d) good standing certificates (or other proof of qualification and good standing satisfactory to the Original Lenders) evidencing the Manager's qualification and good standing as a foreign corporation in the State of Maryland and the State of Connecticut;
(e) the bylaws of the Manager
certified as of a date on or after the date hereof by the secretary or assistant secretary or the Manager as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the Manager as the Original Lenders may request.

          4.8   Marriott Lessor Corporate Documents.  The Borrower shall have
                -----------------------------------
delivered to the Original Lenders the following: (a) a certificate of the secretary or an assistant secretary of the Marriott Lessor dated on or after the date hereof, certifying as of (i) resolutions of the Board of Directors of such Marriott Lessor authorizing the execution, delivery and performance of the Ground Lease and any memoranda thereof, the Mortgage and all other documents or instruments to be executed and delivered by such Marriott Lessor pursuant to the provisions hereof; (ii) the full force and effect of such resolutions on such date; and (iii) the incumbency and signature of each of the officers of such Marriott Lessor signing such documents; (b) the Articles of Incorporation of such Marriott Lessor certified by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (c) a long-form good-standing certificate of such Marriott Lessor issued by the Secretary of State of the State of Delaware as of a date on or after the date hereof; (d) good standing certificates (or other proof of qualification and good standing satisfactory to the Original Lenders) evidencing the Marriott Lessor's qualification and good standing as a foreign corporation in Maryland and Connecticut; (e) the bylaws of such Marriott Lessor certified as of a date on or after the date hereof by the secretary or assistant secretary of such Marriott Lessor as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the Marriott Lessors as the Original Lenders may request.

          4.9   Costs.  The Borrower shall have paid all intangible taxes and
                -----
other taxes on the Notes and other similar taxes and fees, all recording and filing fees and expenses, and all mortgage and stamp taxes, appraisal fees, survey fees and expenses, title insurance premiums and expenses, and the fees and expenses of the Lenders' counsel and local counsel.

          4.10  Financial Statements.  The Borrower shall have furnished to
                --------------------
each of the Lenders copies of the most current available Financial Statements, if any, of the Borrower certified by the chief accounting officer of the General Partner as having been prepared in accordance with generally accepted accounting principles and the most current Financial Statements of Marriott certified by the chief accounting officer of Marriott as having been prepared in accordance with generally accepted accounting principles.

          4.11  Opinion of Counsel to Borrower.  The Original Lenders shall
                ------------------------------
have received from William O. Kafes, counsel for the Borrower, and of local counsel for the Borrower, a favorable opinion addressed to the Original Lenders and dated on or after the date hereof, to the effect set forth in Exhibit K hereto and covering such other matters incident to the transactions herein contemplated as the Original Lenders may request.

          4.12  Opinion of Counsel to Marriott.  The Original Lenders shall
                ------------------------------
have received from William O. Kafes, counsel for the General Partner, Marriott, the Marriott Lessor and the Manager, a favorable opinion addressed to the Original Lenders and dated on or after the date hereof, to the effect set forth in Exhibit L hereto and covering such other matters incident to the transactions herein contemplated as the Original Lenders may request.

          4.13  UCC Searches.  The Original Lenders shall have received
                ------------
advice from the Title Insurer, or another source satisfactory to the Original Lenders, to the effect that a search of the applicable public records of the States of Delaware, Maryland and Connecticut discloses no conditional sales contracts, chattel mortgages, leases of property, financing statements or title retention agreements filed or recorded against the Borrower or in respect of any property interests covered, or to be covered, by the Liens referred to in
Section 4.2 hereof, other than those granted to the Lenders pursuant to this Agreement or those granted to the Original Lenders and Bankers Trust Company, Bank of America National Trust and Savings Association, Bank of Nova Scotia, First Interstate Bank of California, and Security Pacific National Bank, pursuant to the First Courtyard Loan Agreement.

          4.14  Certificate.  The Borrower shall have furnished to the
                -----------
Original Lenders a certificate duly executed by the Borrower, Marriott and the Manager certifying that (A) the construction, furnishing and equipping of the Hotel (as described in Exhibit M hereto) has been substantially completed in a good and workmanlike manner, in accordance with the plans and specifications therefor and in compliance with all Laws, subject only to minor punch list items at an aggregate cost to complete of not more than $250,000.00; (B) not less than 80% of the guest rooms are complete (with FF&E fully installed) and ready for occupancy; (C) the kitchen and restaurant of the Hotel are complete and ready for use by and service to Hotel guests; (D) the manager has commenced, or is unconditionally prepared to commence, the performance of its obligations under the Management Agreement with respect to such Hotel; and (E) not later than sixty (60) days following the delivery of such certificate (subject only to delays caused by casualty occurring after the disbursement of the loan amount), the Hotel will open to the public for business and there will be issued all appropriate licenses and certificates not theretofore issued for the operation of the Hotel (including all of its amenities).

          4.15     Certificate of Occupancy.  The Borrower shall have furnished
                   ------------------------
to the Original Lenders a copy of a certificate of occupancy (whether permanent or temporary) if the same has been issued with respect to the Hotel by the governmental authority having jurisdiction over such matters.

          4.16     Title Insurance.  There shall have been issued by the Title
                   ---------------
Insurer to the Original Lenders a policy or policies of title insurance (or binding commitment therefor) dated and effective as of the date of disbursement, insuring the Lien of the Mortgage subject only to the Permitted Exceptions (and copies of all documents included within such exceptions shall have been furnished to the Original Lenders) and not subject to any general, standard or printed exceptions relating to mechanic's liens, survey matters or other similar matters, and otherwise in form and substance satisfactory to the Original Lenders and the Original Lenders' counsel. Without limitation of the foregoing, the title insurance policy shall contain the following endorsements: (a) a "long-form" (3.1) zoning endorsement; (b) a "doing business" endorsement; (c) a usury endorsement; (d) a "comprehensive" or other similar endorsement insuring that there are no encroachments affecting the Hotel Property and that the Hotel Property is in compliance with all covenants, conditions and restrictions of record; and (e) such other endorsements as the Original Lenders may require.
The title insurance policy shall be issued in an amount equal to $8,273,990.00. The Original Lenders may require that reinsurance and "direct access" agreements in form and with insurers satisfactory to the Original Lenders be furnished.

          4.17     Survey.  The Borrower shall have furnished to the Original
                   ------
Lenders a current survey of the Hotel Property and all other properties subjected to an easement in favor of the Hotel Property, by a registered surveyor satisfactory to the Original Lenders, in form and content satisfactory to the Original Lenders and the Title Insurer, and certified to said parties as having been prepared in accordance with American Land Title Insurance Association land survey standards, showing (a) the boundaries of the Land, established building setback lines, if any, and the location of the Hotel as being within the boundaries of the Land and any established recorded or zoning setback lines, (b) no encroachments by any structures on adjoining property over the Land and (c) no other state of facts which, in the opinion of the Lenders' counsel, would render title to the Hotel Property unmarketable or which would, in the judgment of the Original Lenders, diminish the value of the Hotel Property in any material respect.

          4.18     Evidence of Insurance.  The Original Lenders shall have
                   ---------------------
received, with respect to the Hotel, original insurance certificates, insurance binders, original policies of insurance or certified true copies of insurance policies evidencing hazard, liability, worker's compensation, flood and other insurance in form, amount and with such coverages as are required in this Agreement, naming the Original Lenders as an insured interest for liability insurance, and as mortgagee and loss payee for other insurance as required in this Agreement. If the Land is not in a 100-year flood plain zone, the Borrower shall have furnished evidence thereof satisfactory to the Original Lenders.

          4.19     Compliance, Access, Utilities.  The Borrower shall have
                   -----------------------------
established to the satisfaction of the Original Lenders: (a) that all required zoning, planning, environmental and building code approvals relating to the acquisition and construction of the Hotel have been obtained and that the Hotel conforms to and is permitted by all Laws; (b) that all utility services necessary for the use and operation of the Hotel are available and in operation; and (c) that the Borrower has also obtained all appropriate rights and easements to insure the availability of ingress and egress to the Hotel from public highways.

          4.20     Conveyance.  The Borrower shall have furnished to the
                   ----------
Original Lenders evidence that the Hotel Property has been transferred and conveyed to the Borrower as provided in the Purchase Agreement (except that the Land underlying the Hotel shall not be transferred to the Borrower but the Ground Lease shall be assigned and transferred to the Borrower).

          4.21     Ground Lease.  There shall have been furnished to the
                   ------------
Original Lenders a copy of the Ground Lease and evidence that the Ground Lease or a memorandum thereof and the assignment thereof to the Borrower (both of which shall also be furnished to the Original Lenders) have been duly recorded 1n the appropriate recording office in the jurisdiction in which the Hotel is located, which Ground Lease, memorandum and assignment shall be certified by the Borrower to be true, correct and complete copies thereof.

          4.22     No Default.  There shall exist no Event of Default and no
                   ----------
Potential Default.

          4.23     Representations and Warranties.  All representations and
                   ------------------------------
warranties contained herein or in the other Loan Documents shall be true and correct in all material respects, with the same force and effect as if made on and as of the date of the Closing, and, without limitation of the foregoing, the representations and warranties set forth in Article 5 hereof shall also be true and correct in all material respects (and shall be deemed remade as of the date of Closing) in respect of all of the Financial Statements and all other information furnished to the Lenders as of any date, or with respect to any period, subsequent to the date of this Agreement.

          4.24     No Material Adverse Change.  There shall have occurred no
                   --------------------------
adverse change in the financial condition of the Borrower that the Original Lenders deem to be material.

          4.25     Indemnity Agreement.  The Borrower shall have duly executed
                   -------------------
and delivered to the Original Lenders an Indemnity Agreement in the form attached hereto as Exhibit N. The disbursement of the Loan hereunder shall constitute a representation and warranty by the Borrower to the Lenders that all of the conditions specified in this Article have been satisfied as of the date of Closing.

5.  REPRESENTATIONS AND WARRANTIES.

          In order to induce the Lenders to enter into this Agreement and to make the Loan, the Borrower represents and warrants to each of the Lenders that, except as otherwise set forth in Exhibit O attached hereto:

          5.1      The Borrower.  The Borrower is a duly organized and validly
                   ------------
existing limited partnership under the laws of the State of Delaware and has the power and authority to own its properties and other assets and to transact the business in which it is now engaged or proposes to engage and to transact such business in Connecticut. The Borrower has entered into this Agreement for its partnership business purposes and will use the proceeds of the Loan for the purposes as provided herein as principal for its own account. The General Partner is the sole general partner of the Borrower.

          5.2      Ownership by Marriott.  The General Partner and the Manager
                   ---------------------
are both, directly or indirectly, wholly-owned subsidiaries of Marriott, and the Marriott Lessor is a direct or indirect wholly-owned subsidiary of Marriott.

          5.3      Authorization and Execution.  The Borrower has the power and
                   ---------------------------
authority to execute, deliver and carry out the terms and provisions of the Loan Documents (other than the Guaranties), the Management Agreement, the Purchase Agreement, and the Ground Lease. The execution, delivery and performance by the Borrower of the Loan Documents (other than the Guaranties), the Management Agreement, the Purchase Agreement and the Ground Lease and the borrowings hereunder have been duly authorized by all requisite action by and on behalf of the partners of the Borrower, and this Agreement is, and when executed and delivered by the Borrower pursuant hereto, the other Loan Documents (other than the Guaranties), the Management Agreement, the Purchase Agreement and the Ground Lease will be, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

          5.4      Compliance with Other Instruments.  Except for defaults,
                   ---------------------------------
conflicts and breaches that do not materially affect Borrower's right, authority and ability to perform its obligations under the Loan Documents or materially impair the Lenders' rights, remedies or security under the Loan Documents, (a) the Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any evidence of Indebtedness of the Borrower or contained in any instrument under or pursuant to which any such evidence of Indebtedness has been issued or made and delivered or contained in any FF&E Lease, Telephone Lease or TV System Lease; and (b) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms, conditions and provisions hereof and of the other Loan Documents, nor the acquisition and operation by the Borrower of the Hotel will conflict with or result in a breach of any of the terms, conditions or provisions of the Partnership Documents or of any agreement or instrument to which the Borrower is a party or otherwise bound or to which any of its properties or other assets is subject, or of any order or decree of any court or governmental instrumentality, or of any arbitration award, franchise or permit, or constitute a default thereunder, or, except as contemplated hereby, result in the creation or imposition of any Lien upon any of the properties or other assets of the Borrower.

          5.5      Consents.  No consent, order, authorization or approval of,
                   --------
or exemption by, or registration, declaration or filing with any Person (including, without limitation, any or all of the partners of the Borrower other than the General Partner signing the Loan Documents on its behalf) and no waiver of any right by any Person is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance by the Borrower of this Agreement or the Notes or any of the other Loan Documents or in connection with the validity and priority of any Liens granted thereunder (except for filings and recordings to be accomplished under Article 4 hereof and except for such consents, orders, authorizations, approvals, registrations, declarations, filings or exemptions as have been obtained or accomplished by Borrower).

          5.6      Financial Statements.  The financial statements (''Financial
                   --------------------
Statements") of Borrower furnished to the Lenders from time to time shall present fairly the financial position of the Borrower prepared in accordance with generally accepted accounting principles. Except as disclosed by or reserved against in the Financial Statements, the Borrower shall have no material contingent liabilities, including disputed or contingent liabilities for taxes, or any unrealized or anticipated losses. In the case of each Borrowing under this Agreement, the same representations and warranties as are set forth in this Section 5.6 shall also be deemed to have been made in respect of the then most recent Financial Statements furnished to the Lenders, subject in the case of interim financial statements to year-end audit adjustments.

          5.7      No Material Changes.  There shall have been no material
                   -------------------
adverse change in the business, properties or other assets or in the condition, financial or otherwise, of the Borrower, or its assets and properties since the date of the then most recent Financial Statements.

          5.8      Title to Property.  The Borrower will have obtained and shall
                   -----------------
at all times have, with respect to the Hotel, good and marketable title to (a) the Hotel Property (except the Land underlying the Hotel) and (b) the leasehold estate under the Ground Lease, subject only to the Permitted Exceptions, and good title to the FF&E (or, in the case of FF&E permitted to be leased to the Borrower hereunder, a good and valid leasehold interest in such FF&E) and all other properties and assets reflected in the then most recent Financial Statements, or acquired by the Borrower after such date (excepting, however, personal property sold or otherwise disposed of in the ordinary course of business subsequent to such date), in each case free and clear of all Liens except Liens securing the Loan. The Marriott Lessor shall have good and marketable title to the Land, subject only to the Permitted Exceptions, free and clear of all Liens except Liens securing the Loan. None of the foregoing properties or assets of the Borrower or the Marriott Lessor are subject to any agreement obligating the Borrower or the Marriott Lessor to mortgage, lien, pledge, grant a security interest in or otherwise encumber, or to sell and lease back, any such property or assets, and there is not on file in any public office, and neither the Borrower nor Marriott Lessor has signed, any financing statement naming the Borrower or the Marriott Lessor as debtor except for financing statements in favor of the Original Lenders and financing statements evidencing leases permitted hereunder. The Borrower has not subordinated any of its rights under any obligation owing to it to the rights of any other Person.

          5.9      Leases.  None of the properties or other assets reflected in
                   ------
the Financial Statements is held by the Borrower as lessee under any lease or as conditional lessee under any conditional sales contract or other title retention agreement, except as otherwise disclosed in the Financial Statements and except for the Marriott Leases, the FF&E Leases, the TV System Leases and the Telephone Leases, and comparable leases on the Borrower's other Courtyard by Marriott hotels.

          5.10     Courtyard by Marriott Hotel.  Pursuant to the Management
                   ---------------------------
Agreement, the Borrower possesses rights adequate for the conduct of the operation of the Hotel as a "Courtyard by Marriott" hotel in substantially the same manner as other similar hotels operated under the "Courtyard by Marriott" name and as now proposed to be conducted, without conflict with the rights of others.

          5.11     Litigation.  There are no actions, suits investigations or
                   ----------
proceedings (whether or not purportedly on behalf of the Borrower) pending or, to the knowledge of the Borrower, threatened, and no judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or Governmental Authority against or affecting the Borrower or the Hotel, or any other of the assets or properties of the Borrower at law or in equity or before or by any Governmental Authority or before any arbitrator of any kind, which involve the possibility of liability in excess of $1,000,000,000.00 or of any material adverse effect on the business, operations, prospects, properties or other assets or in the condition, financial or otherwise, of the Borrower or the Hotel.

          5.12     Burdensome Provisions.  The Borrower is not a party to or
                   ---------------------
otherwise bound by any agreement or instrument or subject to any other restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects the business, operations, prospects, properties or other assets, or the condition, financial or otherwise, of the Borrower or the Hotel. Except for defaults that do not materially affect the right, authority and ability of the Borrower to perform its obligations under the Loan Documents, the Management Agreement, the Purchase Agreement and the Ground Lease or materially impair the Lenders' rights, remedies or security under the Loan Documents, the Borrower is not in default (a) under any obligation for borrowed money or (b) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other agreement or instrument to which it is a party, by which it is otherwise bound or to which the Hotel or any of Borrower's other property is subject, including, without limitation, the Management Agreement, the Purchase Agreement, the Ground Lease and the Marriott Lease.

          5.13     Force Majeure.  Neither the Hotel nor other business,
                   -------------
properties or assets of the Borrower have been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout or other labor trouble, embargo, shortage, confiscation, condemnation, riot, civil disturbance, activity of armed forces, or act of God since the date of the most recent Financial Statements which shall have been delivered to the Lenders pursuant to the provisions of this Agreement.

          5.14     Tax Liability.  The Borrower has filed all tax returns which
                   -------------
are required to be filed and has paid all taxes (including interest and penalties), if any, which have become due by Borrower pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by it. All tax liabilities were adequately provided for at the end of the most recent Fiscal Year of the Borrower and are now so provided for on the books of the Borrower. No material tax liability has been asserted by the Internal Revenue Service or any other taxing authority for taxes (or interest or penalties thereon) in excess of those already paid.

          5.15     Distributions.  Except as reflected in the Financial
                   -------------
Statements from time to time furnished by Borrower hereunder, the Borrower has not applied any of its funds as a distribution to its partners, or any of them.

          5.16     Regulation U, etc.  The Borrower does not own any "margin
                   -----------------
stock" as defined in Regulation U (12 CFR, Chapter II Part 207) of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System.

          5.17     Compliance with Law.  The Hotel is in compliance with all
                   -------------------
Laws, and the Borrower and all of the Borrower's other assets and properties are in compliance, in all material respects, with all requirements of law and all applicable rules and regulations of each Governmental Authority.

          5.18     Permits and Licenses.  No proceedings are pending or, to the
                   --------------------
Borrower's knowledge, threatened with respect to the revocation or suspension of any material permits, licenses and approvals issued with respect to the Hotel and such permits, licenses and approvals shall not be altered or amended, nor shall the Borrower make any attempt to alter or amend the same, in any material respect, without the prior written consent of the Lenders.

          5.19     No Notices.  There is no note or notice in any municipal or
                   ----------
other public department that the Hotel violates or does not comply with any Laws.

          5.20     Disclosure.  Neither this Agreement nor any document,
                   ----------
certificate or Financial Statement furnished to the Lenders by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Borrower which materially adversely affects the business, operations, prospects, property, other assets or financial condition of the Borrower or the Hotel which has not been set forth in this Agreement or the Memorandum or in other documents, certificates and Financial Statements furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby.

          5.21     Equity Contributions.  The limited partners of Borrower have
                   --------------------
contributed or subscribed to contribute, as provided in the Memorandum, not less than $86,158,000.00 that will be applied solely for the purposes described in the Memorandum, and the General Partner has contributed the cash and property provided for in the Memorandum.

          5.22     Net Worth.  The General Partner has been capitalized with a
                   ---------
net worth of not less than $13,000,000.00, and such net worth shall be reduced solely by reason of the General Partner's payment of amounts required to be paid by the General Partner under the Memorandum or as may otherwise be necessary to meet Borrower's obligations in the ordinary course of business.

          5.23     Compliance with Securities Laws.  The Borrower has been
                   -------------------------------
formed, and limited partnership interests in Borrower have been offered for sale and sold, in compliance with all applicable federal and state laws and regulations relating thereto, and the Borrower has made all disclosures required by such laws and regulations and in accordance therewith.

          5.24     Brokerage Fees.  No brokerage fees or other similar fees or
                   --------------
commissions (except amounts payable to the Lenders) are payable to anyone engaged by the Borrower, Marriott or any Affiliate of the Borrower or Marriott in connection with entering into this Agreement.

          5.25     Best Efforts.  Borrower will exercise its best efforts to
                   ------------
cause all of the conditions hereof to be satisfied on the part of the Borrower at the time and in the manner herein provided.

          The representations and warranties contained in this Article 5 are made on and as of the date hereof and shall also be made (without the execution or delivery of any written instrument) on and as of the date of the Closing. The representations and warranties in Sections 5.1, 5.2, 5.3, 5.16, 5.21 and 5.22 shall also be remade (without the execution or delivery of any written instrument) on the first day of each Interest Period hereunder.

6.  AFFIRMATIVE COVENANTS.

          The Borrower covenants and agrees that, from and after the date hereof and as long as the Loan, interest or any other obligations incurred hereunder are outstanding, unless the Lenders shall otherwise consent in a writing delivered to the Borrower, the Borrower will:

          6.1      Pay Principal and Interest.  Punctually pay the principal and
                   --------------------------
interest to become due in respect to the Notes according to the terms hereof.

          6.2      Maintenance of Borrower's Office.  Maintain an office in
                   --------------------------------
Bethesda, Maryland (or such other place in the United States of America as the Borrower may designate in writing to the Lenders) where notices and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

          6.3      Keep Books; Set Aside Reserves.  Keep proper books of record
                   ------------------------------
and account in which true, correct and complete entries will be made of its transactions in accordance with generally accepted accounting principles, including the setting aside on its books from its earnings for each Fiscal Year, beginning in Fiscal Year 1987, and for each Fiscal Year thereafter, adequate reserves for depreciation, obsolescence and/or amortization of its properties during such year, and all other proper reserves which should be set aside from such earnings in connection with its business.

          6.4      Payment of Taxes; Corporate Existence; Maintenance of
                   -----------------------------------------------------
Properties.
----------
                   (a) Pay and discharge promptly all taxes (including, without limitation, all payroll withholdings), assessments and governmental charges or levies, if any, imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim or discharge any such Lien if the validity thereof shall be contested in good faith by appropriate proceedings and if the Borrower shall have established such reserves, if any, as may be required in accordance with generally accepted accounting principles with respect to the tax, assessment, charge, levy or claim so contested;

                   (b) (i) Conduct continuously and operate actively its business (subject to temporary cessation of, or other limitations on, in its activities due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of Borrower, provided prompt written notice thereof is given to the Lenders); (ii) keep in full force and effect and existence all rights, licenses, permits and franchises required for the use or operation of the Hotel and comply with all Laws; and (iii) make all such reports and pay all such franchise and other taxes and license fees, and do all such other things as lawfully may be required, to maintain all such rights, licenses, powers and franchises under the laws of the United States of America and of the States or jurisdictions in which it is organized or does business; and

                   (c) Maintain and keep, or cause to be maintained and kept, its properties, including the Hotel, in good repair, working order and condition, and from time to time make or cause to be made all needful repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

          6.5      Insurance.  Without limiting the provisions of Article 8
                   ---------
hereof, (a) keep all of its insurable properties and interests insured at all times with financially sound and responsible insurance carriers satisfactory to the Lenders against loss or damage by fire and such other risks, casualties and contingencies as the Lenders may reasonably request; (b) maintain adequate insurance at all times with financially sound and responsible insurance carriers satisfactory to the Lenders against liability on account of damage or injury to persons and properties and under all applicable workers' compensation laws; and
(c) maintain adequate insurance covering such other risks as the Lenders may reasonably request from time to time and as may then be customarily maintained in the hotel industry.

          6.6      Financial Statements and Reports.  Furnish to each of the
                   --------------------------------
Original Lenders the following Financial Statements:

                   (a)  As soon as practicable, and in any event within fifty
(50) days after the end of each Accounting Quarter (other than the last Accounting Quarter) in each Fiscal Year an unaudited balance sheet of the Borrower as at the end of such Accounting Quarter and an unaudited statement of income, retained earnings and changes in financial position of the Borrower for each such Accounting Quarter and for that part of the Fiscal Year then ended, all in reasonable detail and satisfactory in scope to the Lenders, setting forth in each case in comparative form the corresponding figures for the corresponding period(s) of the preceding Fiscal Year, which statements shall, as a whole, fairly present the financial position of the Borrower as at the end of the periods involved and the results of the operations of the Borrower for such periods, and which shall be certified by the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders), as having been prepared under his or her supervision in accordance with generally accepted accounting principles consistently applied and consistent with the principles applied in the Financial Statements for the preceding Fiscal Year, subject to year-end audit and adjustments, and that he or she knows of no facts inconsistent with such statements;

                   (b) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a balance sheet of the Borrower as at the end of such Fiscal Year and a statement of income, retained earnings and changes in financial position of the Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by (i) an audit report and opinion in respect of such Financial Statements of Arthur Andersen & Co. or other independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Lenders, which report and opinion shall be unqualified as to the scope of the audit and reasonably satisfactory to the Lenders in all other respects, and (ii) a certification of the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders) in respect of such Financial Statements, to the same effect as provided in Section 6.6(a) excluding any reference to year-end audit adjustments;

                   (c) Concurrently with the Financial Statements delivered pursuant to Section 6.6(b), the written statement of such accountants that, in making the examination necessary for their report and opinion on such Financial Statements, they have obtained no knowledge of any condition, event or act which constitutes an Event of Default or Potential Default, or, if such accountants shall have obtained such knowledge, they shall disclose in such statement the Event of Default or Potential Default involved and the nature and status thereof;

                   (d) Concurrently with the Financial Statements delivered pursuant to Sections 6.6(a) and 6.6(b), a certificate of the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders) to the effect that there exists no condition, event or act which constitutes an Event of Default or a Potential Default, or if any such condition, event or act exists, specifying the nature thereof, the period of its existence and what action the Borrower proposes to take with respect thereto. The Borrower further covenants that, forthwith upon any officer's of the General Partner obtaining knowledge of any Event of Default or a Potential Default, it will deliver to the Original Lenders a statement of an executive officer of the General Partner, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto;

                   (e) Promptly upon request of any of the Lenders, copies of any reports submitted to the Borrower by its accountants in connection with any examination of the Financial Statements of the Borrower made by such accountants, and copies of any other communications received by the Borrower or the General Partner from such accountants relative to any Financial Statements or audit or internal controls and systems of the Borrower;

                   (f) As soon as practicable, and in any event within seventy-five (75) days after the end of each Fiscal Year, an unaudited operating statement with respect to the Hotel for such Fiscal Year, in the form customarily prepared by the Borrower and certified by the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders) as having been prepared under his or her supervision in accordance with the provisions hereof;

                   (g) No later than thirty (30) days subsequent to the beginning of each Fiscal Year, an annual operating projection for the Hotel, for such Fiscal Year containing the information provided for in Section 9.03 of the Management Agreement and including a projection of the average annual occupancy and average annual room rate for the Hotel for such Fiscal Year; the Borrower shall also promptly provide to the Original Lenders copies of the annual accounting made by the Manager pursuant to Section 9.01 of the Management Agreement;

                   (h) No later than fifty (50) days after the end of each Accounting Quarter, a operating statement with respect to the Hotel, for such Accounting Quarter, showing the results of the operations for the Hotel during such Accounting Quarter, including a statement showing Gross Revenues, Deductions and Cash Flow Available for the Loan for the Hotel for such Accounting Quarter, and which shall be certified by the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders) as having been prepared under his or her supervision in accordance with the provisions hereof;

                   (i) No later than fifty (50) days after the end of each Accounting Quarter, a statement of the Loan Debt Service Coverage for such Accounting Quarter, which shall be certified by the chief accounting officer of the General Partner (or his or her duly appointed representative, reasonably acceptable to Lenders) as having been prepared under his or her supervision in accordance with the provisions hereof;

                   (j) Promptly upon their becoming available, copies of all Financial Statements, reports, notices and statements sent or made available generally by the Borrower to its limited partners, and of all reports, registration statements and prospectuses filed by the Borrower with any securities exchange or with the Securities and Exchange Commission, or any governmental authority succeeding to any of its functions;

                   (k) Not later than ten (10) days prior to the execution thereof, a true and complete copy of any proposed amendment to the Partnership Documents (other than amendments which merely reflect the admission or withdrawal of limited partners);

                   (l) Promptly following the occurrence thereof, notice of any material adverse change in the business or in the condition, financial or otherwise, of the Borrower; and

                   (m) Such other information as to the financial condition, operations, business, properties and other assets of the Borrower, as the Lenders, or any of them, may from time to time reasonably request.

          6.7      Inspection.  On not less than two (2) Business Days' notice,
                   ----------
permit each of the Lenders or any of their representatives to visit and inspect any of the properties of the Borrower, to examine its books of account and records relating to the Hotel and to discuss the affairs, finances and accounts of the Borrower with its representatives, all at such reasonable times and as often as the Lenders, or any of them may request.

          6.8      Notice of Claims.  Promptly give written notice to the
                   ----------------
Original Lenders of (a) any action, proceeding or claim of which the Borrower may have notice, which may be commenced or asserted against the Borrower in which the amount involved is $1,000,000.00 or more and is not covered by insurance as to which the insurer has not disclaimed liability, or which seeks injunctive or other equitable remedy, and (b) any dispute which may exist between the Borrower and any Person, which may materially affect the normal business operations of the Borrower of any of its properties and other assets and (c) all complaints and charges made by any Governmental Authority materially and adversely affecting the Hotel, the Borrower or its business.

          6.9      Agreements.  Perform punctually and fully all of its
                   ----------
obligations under the Management Agreement, the Purchase Agreement, the Ground Lease and all other contracts and agreements relating to the acquisition, ownership or operation of the Hotel.

          6.10     Completion.  To the extent that the Hotel was not fully
                   ----------
completed at the time of the disbursement, complete or cause to be completed fully and as soon as reasonably possible the Hotel, including, without limitation, all of its amenities and all FF&E.

          6.11     Licenses   To procure, within sixty (60) days following the
                   --------
delivery of the certificate provided for in Section 4.14 hereof, all licenses and certificates necessary or appropriate for the operation of the Hotel (including all of its amenities and all FF&E) and to deliver copies thereof to the Original Lenders within such 60-day period.

          6.12     Operations.  To operate continuously the Hotel as a
                   ----------
"Courtyard by Marriott" hotel in accordance with the standards established by Marriott with respect to its Courtyard by Marriott hotels.

          6.13     FF&E Reserve.  Establish and maintain, on a consolidated
                   ------------
basis with respect to the Hotel and other hotels of Borrower, an escrow reserve account ("FF&E Reserve") to cover the cost of:

                   (a) Replacements and renewals to FF&E (including communications systems and computer systems); and

                   (b) Certain routine repairs and maintenance to hotels owned by the Borrower, including the Hotel, which are normally capitalized under generally accepted accounting principles such as exterior and interior repainting, resurfacing building walls, floors, roofs and parking areas, and replacing folding walls and the like, but which are not major repairs, alterations, improvements, renewals or replacements to the Hotel's structure or to its mechanical, electrical, heating, ventilating, air conditioning, plumbing or vertical transportation systems.

          The Borrower shall from time to time contribute to the FF&E Reserve such amounts as are sufficient to keep the FF&E Reserve at the levels necessary to make the replacements and renewals to the FF&E, and to make the repairs to hotels owned by the Borrower, including the Hotel, necessary or appropriate to keep and maintain the hotels in the condition required under the Loan Documents and the First Courtyard Loan Agreement, but in no event less than the following amounts with respect to the Hotel:

                   (i) during the period of time up to the expiration of the second full Fiscal Year after the opening of the Hotel, an amount equal to two and one-half percent (2-1/2%) of Gross Revenues for such period of time;

                   (iii) commencing with the third full Fiscal Year after such operating and for all Fiscal Years thereafter, an amount equal to six percent (6%) of Gross Revenues for each of such Fiscal Years.

          6.14     Restrictive Covenants.  To comply with all covenants,
                   ---------------------
conditions and restrictions affecting the Hotel unless the Lenders are insured against loss, in a form satisfactory to Original Lenders, for noncompliance in the applicable policy of title insurance issued pursuant hereto.

          6.15     Easements.  To submit to the Original Lenders for approval,
                   ---------
prior to the execution thereof, all proposed easements (except for customary utility easements not benefiting other property) benefiting or burdening the Hotel, accompanied by a survey, and surveyor's written descriptions, showing the portion of the Hotel Property and any adjoining property affected by said easements.

7.   NEGATIVE COVENANTS

          The Borrower covenants and agrees that, from and after the date hereof and as long as the Loan, interest or any other obligations incurred hereunder are outstanding, unless the Lenders shall otherwise consent in a writing delivered to the Borrower, the Borrower will not:

          7.1      Allocation of Cash Flow Available for the Loan.  At any time
                   ----------------------------------------------
prior to the Maturity Date, apply or distribute Cash Flow Available for the Loan realized in any Accounting Quarter, except for the following purposes and in accordance with the following priorities:

          First: Payment of interest on the Notes due during such Accounting Quarter.

          Second: Payment of required principal payments on the Notes due during such Accounting Quarter.

          Third:  Payment of current rent on the Ground Lease.

          Fourth: Payment of deferred rent on the Ground Lease, with interest thereon at a rate not in excess of the Base Rate.

          Fifth: Payment of the "Priority Return" provided for in the Management Agreement

          Sixth:  Payment of the Incentive Management Fee to the Manager.

          Seventh:  Payment of Indebtedness permitted under Section 7.2 hereof.

          Eighth: The balance, if any, for any purpose not prohibited by this Agreement or the other Loan Documents.

          The provisions for allocation of Cash Flow Available for the Loan in this Section 7.1 shall not limit or otherwise affect the Borrower's obligation to pay the Loan and interest thereon upon the terms provided therefor in this Agreement and the Notes, whether or not there is any Cash Flow Available for the Loan. The Borrower shall not make any payments referred to in item Fifth, Seventh or Eighth or any payments for any other purpose (except permitted Deductions) from Cash Flow Available for the Loan for any Accounting Quarter until the sums due under items First and Second have been paid in full for such Accounting Quarter and all prior Accounting Quarters, or if an Event of Default hereunder shall have occurred and be continuing. The provisions for Allocation of Cash Flow Available for the Loan in this Section 7.1 shall not limit or otherwise affect the provisions of the Debt Service Guaranty relating to the obligations of Marriott thereunder with respect to Debt Service on the Loan.

          7.2      Indebtedness.  In any manner become or be liable,
                   ------------
contingently or otherwise, in respect of, or permit or suffer to exist, any Indebtedness (other than the Loan and the loans made under the First Courtyard Loan Agreement), except the following:

                   (a) Indebtedness in respect of taxes, assessments and governmental charges or levies and claims for labor, materials and supplies, as and to the extent permitted to remain unpaid and undischarged by Section 6.4(a);

                   (b)  Indebtedness secured by Liens specifically permitted by
Section 7.3(a);

                   (c) Other unsecured Indebtedness, including obligations on FF&E Leases and TV System Leases (which shall be valued, for the purposes of the limitations set forth below, in the amount of the value of the equipment so leased), which Indebtedness shall not exceed, in the aggregate $10,000,000.00;

                   (d) Indebtedness to Marriott, including, without limitation, Indebtedness arising by reason of payment by Marriott of any amounts pursuant to the Debt Service Guaranty, and Indebtedness to any Affiliate of Marriott, but only if (1) the repayment of such Indebtedness shall have been subordinated to payment of the Loan pursuant to the provisions of the Subordination Agreement or a subordination agreement substantially in the form of the Subordination Agreement completed to be made applicable to such Indebtedness, executed and delivered to the Lenders by Marriott or such Affiliate making any such advance, and (ii) the Original Lenders and their counsel shall be satisfied as to the due authorization, validity and enforceability of the Subordination Agreement or such subordination agreement as delivered to the Original Lenders;

                   (e) Indebtedness secured by a junior mortgage of the Hotel, but only if: (i) the security position of the junior mortgagee is expressly subordinate to that of the Lenders; (ii) on the date of incurrence, Debt Service Coverage on the Loan and any Indebtedness heretofore permitted under this
Section 7.2(e) shall have exceeded 1.2 for each of the eight Current Accounting Quarters; (iii) on the date of incurrence, Debt Service Coverage on the Loan, any Indebtedness heretofore permitted under this Section 7.2(e), and Pro Forma Debt Service on the proposed Indebtedness under this Section 7.2(e), shall have exceeded 1.2 for each of the four Current Accounting Quarters; and (iv) on the date of incurrence, at least $450,000 shall remain available under the Debt Service Guaranty or the Debt Service Guaranty shall have terminated under Paragraph 5 thereof. The Borrower shall furnish to the Original Lenders such evidence relating to the foregoing requirements as the Original Lenders shall determine is necessary or appropriate in order to assure the Lenders that such requirements are satisfied;

                   (f) Indebtedness arising under interest exchange agreements with one or more of the Original Lenders;

                   (g) Indebtedness secured by hotels other than the Hotel or by other assets of the Borrower unrelated to the Hotel; and

                   (h)  The Telephone Leases.

          7.3      Liens.  Contract, create, assume, incur or suffer to be
                   -----
created, assumed or incurred or to exist any Lien (other than as permitted by Section 6.4(a)) upon, or pledge of, or subject to the prior payment of any Indebtedness (other than the Loan), any property or other assets of the

Borrower or any interest therein, whether owned at the date hereof or hereafter acquired, or acquire or agree to acquire any property or other assets subject to any Lien, or suffer to exist any Indebtedness of the Borrower or (except as and to the extent permitted by Section 6.4(a)) any claims or demands against the Borrower which, if unpaid, might (in the hands of the holder or anyone who shall have guaranteed the same or who has any right or obligation to purchase the same) by law or upon bankruptcy or insolvency or otherwise, be given any priority whatsoever over its general creditors; excluding, however, from the operation of this Section 7.3:

          (a) Pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargable; deposits of cash or readily marketable securities to secure public or statutory obligations of the Borrower; materialmen's, mechanics', vendors' or other like Liens incurred in the ordinary course of business with respect to obligations which are being contested in good faith and as to which adequate reserves have been established or deposits of cash or readily marketable securities required to obtain the release of such liens have been made; liens created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued and adequate reserves shall have been established; and zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially detract from the value or impair the use of such property;

          (b)  Any Liens provided for herein securing payment of the Loan

          (c) Liens securing the Indebtedness permitted under Section 7.2(f) hereof, but only if the interest exchange agreement is with respect to interest payable on all or any part of the Loan and such Lien may be foreclosed only upon nonpayment under the interest exchange agreement, and which Liens are subordinated to the Liens securing the Loan;

          (d) Liens securing the Indebtedness permitted under Sections 7.2(d) and (e) hereof, and which Liens are subordinated to the Liens securing the Loan; and

          (e) Liens securing Indebtedness permitted under Section 7.2(g) hereof.

          7.4      Distribution.  Make any distribution, by reduction of capital
                   ------------
or otherwise, to any of its partners, general or limited, if there shall as a result exist, or if after giving effect thereto there would exist, any Event of Default or Potential Default hereunder.

          7.5      Sale and Leaseback.   Enter into any arrangement, directly or
                   ------------------
indirectly, with any Person whereby the Borrower shall sell or transfer any property related to the Hotel, whether owned on the date hereof or hereafter acquired, used or useful in the business of the Borrower and then or thereafter rent or lease such property or other property which the Borrower intends to use for substantially the same purposes as the property so sold or transferred, except for FF&E Leases and except with respect to hotels other than the Hotel.

          7.6      Change in Partnership; Disposal of Property.
                   -------------------------------------------

                   (a) Wind up, liquidate or dissolve; (b) modify or amend the Partnership Documents (except for the sale of limited partnership interests);
(c) sell, discount or otherwise dispose of, or agree to sell, discount or otherwise dispose of (except by collection), any of its notes receivable, contracts or accounts receivable, installment or conditional sales agreements or any other evidences of indebtedness, except for (i) the pledge to Marriott, or the sale, of notes made by the limited partners of Borrower as provided in the Memorandum, and (ii) any of the foregoing actions taken with respect to hotels other than the Hotel; or (d) sell, exchange, lease, transfer, convey or otherwise dispose of (or agree to do any of the foregoing) the Hotel except as expressly permitted herein or by the Mortgage and the Security Agreement.

          7.7      Certain Transactions with Affiliated Persons.  Except as
                   --------------------------------------------
otherwise expressly permitted herein, directly or indirectly, pay any funds to or for the account or benefit of, or purchase, acquire or lease any property from, or sell, transfer or lease any property to, or engage in any other transaction with, Marriott, the General Partner, an Affiliate of the Borrower, an Affiliate of the General Partner or an Affiliate of Marriott; provided, however, that, notwithstanding the foregoing:

                   (a) The Borrower may pay salaries and fees to its employees for services rendered in such capacities in connection with the Hotel in customary amounts which bear a reasonable relationship to the amount and type of such services;

                   (b) The Borrower may, subject to the other provisions of this Agreement, enter into agreements, contracts and arrangements with Marriott, the General Partner or any Affiliate of the Borrower, any Affiliate of the General Partner or any Affiliate of Marriott subject to the conditions and limitations contained in the Partnership Documents; and

                   (c) The Borrower may execute and deliver the Management Agreement, the Purchase Agreement, the Ground Lease and other agreements affecting only hotels other than the Hotel, but shall make payments thereunder only in accordance with the terms and provisions of Section 7.1 of this Agreement, the Mortgage, the Management Agreement Assignment and Purchase Agreement Assignment.

          7.8      Amendments to Agreements.  Modify, amend, terminate or cancel
                   ------------------------
the Management Agreement (except as permitted in the Management Agreement Assignment), the Purchase Agreement (except as permitted in the Purchase Agreement Assignment) or the Ground Lease (except as permitted in the Mortgage).

          7.9      Maintenance of Present Business.  Engage in, as its principal
                   -------------------------------
business, any business other than the ownership and operation of hotels.

          7.10     Leases.  Create, assume, incur or guarantee, or in any manner
                   ------
be liable for or suffer to exist, any lease or license of real or personal property where the Borrower is lessee or licensee, except the Ground Lease, or create, assume or suffer to exist any lease or license of real or personal property where the Borrower is lessor or licensor, except (i) with respect to hotels other than the Hotel, (ii) for the FF&E Leases, the TV System Leases and the Telephone Leases and (iii) as may be permitted by the Mortgage.

          7.11     Use of Loan Proceeds.  Use any part of the proceeds of the
                   --------------------
Loans hereunder for any purpose other than those specified in Section 2.1(c) hereof.

          7.12     FF&E Reserve.  Cause or permit all or any portion of the FF&E
                   ------------
Reserve to be used for any purpose other than as described in Section 6.14 hereof.

8.  INSURANCE.

          8.1      Hazard Insurance.  The Borrower shall furnish to the Original
                   ----------------
Lenders originals or certified true copies of, or the Original Lenders may (but shall not be obligated to) procure at the Borrower's expense, policies of fire insurance with extended coverage endorsements and such other hazard insurance (including, without limitation, building collapse), covering the Hotel for its replacement cost, as well as business interruption, loss of rent and extra expense forms of insurance as the Original Lenders shall require. Such policies shall be issued by companies having a then current rating in the latest edition of Best's Insurance Reports of not less than "B" (Policyholders' Rating) and not less than "XIII" (Financial Size Category), shall be in form and amounts satisfactory to the Original Lenders and shall provide that loss, if any, thereunder be payable to the Original Lenders pursuant to a standard mortgagee clause (without contribution) and a standard lender's loss payable clause.

          8.2      Other Insurance.  The Borrower shall also provide the
                   ---------------
Original Lenders with certified true copies of its insurance policies or certificates of insurance evidencing liability insurance, including bodily injury and property damage, workers' compensation insurance and employer's liability insurance and such other insurance as the Original Lenders shall reasonably require. Such policies and coverage shall be issued by companies having a then current rating in the latest edition of Best's Insurance Reports of not less than "B" (Policyholders' Rating) and not less than "XIII" (Financial Size Category), be in form and substance, and in amounts, satisfactory to the Original Lenders.

          8.3      Required Notices.  All such policies or certificates shall
                   ----------------
contain the agreement of the insurer to give not less than thirty (30) days' (or, in the case of nonpayment of premiums, twenty (20) days') prior notice to the Original Lenders of a proposed policy cancellation or of a material change in the Policy Provisions.

          8.4      Payment and Application.  Insurance proceeds payable with
                   -----------------------
respect to damage to or destruction of the Hotel shall be paid and applied as provided in the Mortgage of such Hotel.

9.  DEFAULTS AND REMEDIES.

          9.1      Events of Default.  In the case of the occurrence of any of
                   -----------------
the following events for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body or otherwise (each herein called an "Event of Default"):

                   (a) Any representation, warranty or written statement made herein or in any other Loan Document, report, certificate, Financial Statement or other instrument heretofore or hereafter delivered to the Lenders in connection with this Agreement or any Loan Document or any borrowing hereunder shall prove to be false or misleading, or is breached, in any material respect when made or remade; or

                   (b) Any default shall occur in the payment of principal of any of the Notes as and when the same shall become due and payable whether at the due date thereof, by acceleration or otherwise; or

                   (c) Any default shall occur in the payment of interest on any of the Notes as and when the same shall become due and payable, and (except in the case of the payment of interest due at maturity, by acceleration or otherwise) such default is not cured within three (3) days; or

                   (d) Any default shall occur in the due observance or performance of any covenant, agreement or condition contained in Article 7 hereof; or

                   (e) Any default shall occur in the due observance or performance of any covenant or agreement to be observed or performed by the Borrower pursuant to the terms hereof, other than those referred to in (a), (b),
(c) and (d) of this Section 9.1, and such default shall continue unremedied for a period of more than thirty (30) days after written notice thereof to the Borrower by the Original Lenders; or

                   (f) The Borrower, the Manager or the General Partner shall suspend or discontinue its business, shall call a meeting of its creditors for the purpose of postponing or adjusting its liabilities or seeking an arrangement with its creditors, shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable, or admit in writing its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall suffer an order for relief to be entered against it under any bankruptcy law, shall petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or other assets or shall commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against the Borrower, the Manager or the General Partner any such proceeding which shall remain undismissed for a period of thirty (30) days or more, or the Borrower, the Manager or the General Partner shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or other assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of thirty (30) days or more; or the Borrower, the Manager or the General Partner shall take any action for the purpose of effecting any of the foregoing; or

                  (g) Any order, judgment or decree shall be entered in any proceeding against the Borrower, Marriott, the Manager or the General Partner decreeing the dissolution or split-up of the Borrower, Marriott, the Manager or the General Partner or the divestiture of any asset of the Borrower (except for a hotel other than the Hotel or other assets unrelated to the Hotel), the Manager or the General Partner, and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of sixty (60) days, provided, however, that the split-up, or the divestiture of the assets, of Marriott shall not constitute an Event of Default if, following such occurrence, Marriott continues to own and operate substantially all of its hotel business in substantially the same manner as prior to such occurrence; or

                  (h) Final judgment for the payment of money in excess of $1,000,000.00 shall be rendered by a court of record against the Borrower, the Manager or the General Partner and the Borrower, the Manager or the General Partner shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and within such period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) If the General Partner shall cease to be the sole general partner of the Borrower or if the General Partner, the Manager or the Marriott Lessor shall cease to be a direct or indirect wholly-owned subsidiary of Marriott; or

                  (j) If an "Event of Default" (as defined therein) shall occur and be continuing under either of the Guaranties; or

                  (k) If there shall occur and be continuing a default in the observance or performance by either party of its covenants, agreements or obligations under the Management Agreement or the Purchase Agreement or by Borrower under the Ground Lease and such default is not cured within any applicable notice and/or grace period provided in such agreement or if either party to any such agreement or Ground Lease shall, without the prior consent of the Lenders, terminate or seek to terminate any such agreement or Ground Lease, except as otherwise provided; in respect of the Management Agreement in the Management Agreement Assignment and in respect of the Purchase Agreement in the Purchase Agreement Assignment; or

                  (l) Any default or event of default shall have occurred under the Mortgage (subject to the provisions of Section 9.2) or under any other Loan Document or any event, act or condition shall have occurred which under the provisions of any Loan Document has the effect of accelerating the stated maturity of the Loan or permits the Lenders to cause the Loan to become due prior to their stated maturity; then, if any event described in any subsection of this Section 9.1 shall have occurred, and at any time thereafter, if any such event shall then be continuing, the Original Lenders, shall take any one or more of the following actions:

                  (i) declare the principal of and accrued interest on the Notes to be due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which, to the extent permitted by law, are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; or

                  (ii) enter upon, take possession of, and use the Hotel and all parts thereof and all FF&E, material, equipment and supplies thereon and elsewhere which were ordered for or appropriated to the operation of the Hotel, and do anything which is necessary or desirable to fulfill, pay, settle or compromise the obligations of Borrower hereunder. All sums paid or incurred for the operation of the Hotel pursuant to the provisions of this paragraph or otherwise, and all other payments made or liabilities incurred by the Lenders hereunder of any kind whatsoever, shall bear interest from the date of payment or incurrence at the Legal Rate and such amounts, including interest, shall be deemed and shall constitute advances under this Agreement. The Lenders and their designees, representatives, agents, licensees and contractors shall be entitled to such entry, possession and use without the consent of any party and without any legal process or other condition precedent whatsoever, and the Borrower acknowledges that any denial of such entry, possession and use by the Lenders will cause irreparable injury and damages to the Lenders.

          9.2      Default under the Mortgage.  If any "Property Default" as
                   --------------------------
defined in the Mortgage shall occur under the Mortgage, then such "Property Default" shall not constitute an Event of Default hereunder if the Borrower shall promptly undertake the cure thereof, diligently pursue such cure and fully cure the "Property Default" as promptly as reasonably possible but in no event later than one (1) year from the Original Lenders notice of such "Property Default."

          9.3      Suits for Enforcement.  Subject to the provisions of Section
                   ---------------------
2.19 hereof, in case any one or more of such Events of Default shall occur and be continuing, the Lenders may proceed, to the extent permitted by law, to protect and enforce their rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Agreement or the Note or in aid of the exercise of any power granted in this Agreement or the Note, or proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Lenders.

          9.4      Remedies Cumulative.  Subject to the provisions of Section
                   -------------------
2.19 hereof, no right or remedy herein or in any other agreement or instrument conferred upon the Lenders or the holders of the Notes is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or under any Loan Document or now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if any Note or any of the other obligations of the Borrower to the Lenders shall not be paid when due, whether at the stated maturity thereof, by acceleration or otherwise, the Lenders shall not be required to resort to any particular security, right or remedy or to proceed in any particular order of priority, and the Lenders shall have the right at any time and from time to time, in any manner and in any order, to enforce their security interests, Liens, rights and remedies, or any of them, as the Lenders deem appropriate in the circumstances and apply the proceeds of their collateral to the obligations of the Borrower.

10.  MISCELLANEOUS.

          10.1 Notices and Addresses. Except as otherwise provided with respect to Borrowing Notices and notices under Section 2.7 hereof, all notices, demands or requests provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served by personal delivery or by depositing in the United States mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth below. All notices, demands and requests shall be effective upon being personally delivered or deposited in the United States mail. The time period in which a response to any notice, demand or request must be given, if any, shall commence to run from the date of personal delivery or the date of receipt of the notice, demand or request, by the addressee thereof as disclosed by the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. No other method of giving notice is hereby precluded. By giving at least ten (10) days' written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Agreement, the addresses of the parties are as follows:

          Borrower:

          Courtyard by Marriott Limited Partnership
          c/o CBM One Corporation 10400 Fernwood Road
          Bethesda, Maryland  20058
          Attention:  Law Department
                      Associate General Counsel-
                      Corporate Affairs


          Original Lenders:

          Citibank, N.A.
          399 Park Avenue
          New York, New York  10043
          Attention:  Lorraine Montero


          The First National Bank of Chicago
          1615 L Street N.W.
          Suite 900
          Washington, D.C.  20036
          Attention:  Steven D. Franklin

          10.2     Survival of Representations; Successors and Assigns.  All
                   ---------------------------------------------------
covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall be effective as of the date stated therein, and shall survive the execution and delivery of this Agreement and the other Loan Documents, the making by the Lenders of the Loan and the execution and delivery of the Notes, regardless of any investigation made by the Lenders and of the Lenders' access to any information and shall continue in full force and effect so long as the Loan or any obligation created hereunder is outstanding and unpaid.

          Whenever in this Agreement there is a reference to any of the parties hereto, such reference shall be deemed to include the successors and assigns of such party, subject to the provisions hereof. All covenants, agreements, representations and warranties by or on behalf of the Borrower or Marriott or any other Person which are contained or incorporated in this Agreement or any other Loan Document or any other document referred to herein or executed or delivered in connection with the Loan shall inure to the benefit of the successors and assigns of the Lenders and any holders of the Notes or any interest therein. Except for the parties hereto and their respective successors and assigns, no other Person shall be entitled to the benefits of this Agreement or to rely hereon. Each Lender shall be individually and severally bound by this Agreement and the other Loan Documents but shall not be jointly obligated hereunder and thereunder and shall have no responsibility for any failure of any other Lender to comply with any of its other obligations under this Agreement or the other Loan Documents.

          10.3     Effect of Delay; No Waivers.  No failure or delay on the part
                   ---------------------------
of the Lenders or any of them in exercising any right, power or privilege hereunder or under the Notes, nor any course of dealing between the Borrower and the Lenders or any of them, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No advance made at a time when an Event of Default exists shall constitute a waiver of any right or remedy of the Lenders existing by reason of such Event of Default.

          10.4     Expenses.  Whether or not the transactions contemplated
                   --------
hereby shall be consummated, the Borrower agrees to pay, and the Lenders may charge any deposit account(s) of the Borrower for, all expenses incurred by the Lenders in connection with the negotiation, preparation and administration of this Agreement (including, without limitation, any modifications of or waivers under this Agreement), the other Loan Documents, the enforcement, defense and preservation of the rights of the Lenders under or in connection with this Agreement, the Notes and the other Loan Documents, and all attorneys' fees and disbursements incurred by the Lenders which arise out of or are connected, directly or indirectly, to any transaction contemplated by this Agreement, including, but not limited to, the fees and disbursements of Sidley & Austin, counsel for the Original Lenders, and fees and disbursements of any local counsel for the Lenders, for the preparation of this Agreement and such other instruments, the fees of appraisers and surveyors, filing and recording fees and taxes, mortgage taxes, intangible taxes and insurance (including title insurance) premiums. All of such expenses shall be paid by the Borrower at or prior to the time of the execution of this Agreement to the extent incurred and billed and thereafter on demand as incurred. The provisions of this Section shall survive any termination of this Agreement, whether by reason of bankruptcy of the Borrower or otherwise.

          10.5     Use of Accounting Terms.  Except as otherwise provided
                   -----------------------
herein, accounting terms used in this Agreement shall be construed, calculations hereunder shall be made and financial data required hereunder shall be prepared, both as to classification of items and as to amounts, in accordance with generally accepted accounting principles in effect as of the date hereof consistently applied. All statements relating to earnings and expenses shall set forth separately or otherwise identify all extraordinary and non-recurring items.

          10.6     Equitable Adjustment Among Lenders.  The Lenders agree among
                   ----------------------------------
themselves that, with respect to all sums received by the Lenders applicable to the payment of principal of or interest on the Notes, equitable adjustment will be made among the Lenders so that, in effect, all such sums shall be shared ratably by each of the Lenders based upon their Pro Rata Shares of the Loan, whether received by voluntary or required payment or prepayment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross-action or by the enforcement of the Notes or the Guaranties. Each Lender hereby agrees that any sums received by it from the Borrower by exercise of the right of set-off or banker's lien shall be applied solely to payment of the Notes outstanding hereunder and not to payment of any other financial accommodations extended by such Lender to the Borrower.

          10.7     Assignment.
                   ----------

                   (a) The Borrower shall not assign this Agreement or any of the moneys due or to become due hereunder or convey, transfer, encumber (except as otherwise permitted herein or in any of the other Loan Documents) or otherwise hypothecate the Hotel or any part thereof by operation of law or otherwise, without the prior written consent of the Lenders.

                   (b) Except as otherwise provided in this Section 10.7(b), any Lender may, from time to time, sell, assign, transfer or grant participation interests in all or any part of its interest in the Loan. Each of the Original Lenders covenants and agrees (i) to maintain at all times interests in the Loan, (ii) to remit promptly to any Lender to which it sells, assigns or transfers any interest in the Loan the amount of any payment due such Lender hereunder and actually paid by the Borrower to such Original Lender, and (iii) to forward, with reasonable promptness, to any Lender to which it sells, assigns or transfers any interest in the Loan copies of any Financial Statements or other reports or information actually furnished by or on behalf of the Borrower to such Original Lender from and after the date on which such Lender requires an interest in the Loan from such Original Lender.

          10.8     Books and Records.  The Lenders or any of their
                   -----------------
representatives shall have, upon not less than two Business Days' notice and at reasonable times and as often as the Lenders, or any of them, may request, the right to inspect all the books and records of the Borrower relating to the operation of the Hotel and shall be furnished with all information reasonably requested by them in connection therewith.

          10.9     Proceedings.  All legal proceedings and all instruments and
                   -----------
agreements in connection with the transactions contemplated by this Agreement (including without limitation those provided for in Articles 4 and 8 and Sections 7.2(d) and (e) hereof) shall be satisfactory in form, scope and substance to the Lenders and their counsel, and the Lenders and such counsel shall have received all information and copies of all documents which the Lenders or their counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper governmental authorities.

          10.10    Time of the Essence.  Time is hereby declared to be of the
                   -------------------
essence of this Agreement and any part hereof.

          10.11    Exhibits.  The Exhibits to this Agreement have been attached
                   --------
hereto or, if not so attached, have been marked for identification by the Original Lenders and the Borrower. The Original Lenders shall be authorized by the Lenders prior to the Closing to consent to such changes to the Exhibits which are not material but which the Original Lenders determine are necessary or appropriate.

          10.12    Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall constitute one and the same agreement.

          10.13    Construction and Jurisdiction.  This Agreement and the Notes
                   -----------------------------
shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State. Borrower hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Agreement may be instituted or brought in the courts of the State of New York, in the County of New York, or the United States Courts for the Southern District of New York, as Lenders may elect, and by execution and delivery of this Agreement hereby irrevocably accepts and submits to generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. The parties also consent that service of process in any such action or proceeding may be made upon any party by mailing a copy of the summons and the complaint to such party, by registered mail, return receipt requested, at its address designated for notices under Section 10.1 of this Agreement. Nothing in this Agreement or elsewhere shall affect the Lenders' right to serve process in any other manner permitted by law or limit the right of the Lenders to bring actions, suits or proceedings in the courts of any other jurisdiction. In any action or proceeding relating to this Agreement or the Note or any of the other Loan Documents or any of the liens, security interests or collateral security for the Loans or any of them, the parties mutually waive trial by jury, and the Borrower waives (a) any claim for consequential or special damages, and (b) the right to assert therein any set-off or counterclaim.

          10.14    Description of Documents.  The description or
                   ------------------------
characterization of any Loan Document or any other document or instrument contained in this Agreement or in any other Loan Document is solely for the purpose of identification and such description or characterization shall not be used for the purpose of, and shall not otherwise affect, the construction or interpretation of such Loan Document or other document or instrument so described or characterized. In the event of any conflict between any such description or characterization and the terms of any such Loan Document or other document or instrument, the terms of the latter shall control.

          10.15    Headings.  Article and Section headings and the description
                   --------
of Exhibits contained in the list of Exhibits hereto are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

          10.16    Indemnity.  Borrower agrees to indemnify the Lenders for all
                   ---------
injury, damage and liability to the person or property of the parties hereto or to any other Person by reason of the operation of the Hotel contemplated herein. Borrower shall undertake at its own expense, by counsel reasonably approved by the Lenders, the defense of the Lenders in any lawsuit commenced as a result of injury, damage or liability occurring by reason of the operation of the Hotel.

          10.17    Validity.  In the event that any of the covenants,
                   --------
agreements, terms or provisions contained in this Agreement or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in any other Loan Document (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to Persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

          10.18    Incorporation by Reference.  All the terms, covenants,
                   --------------------------
obligations and agreements contained in the Notes and the other Loan Documents are hereby incorporated herein and made in part hereof to the same extent and effect as if fully set forth herein.

          IN WITNESS WHEREOF, the Borrower and the Original Lenders have caused this Agreement to be duly executed and delivered in New York, New York, by their duly authorized officers, all as of the day and year first above written.


                                    COURTYARD BY MARRIOTT LIMITED
                                     PARTNERSHIP

                                    By:  CBM ONE CORPORATION
                                         general partner

Attest:                             By:
       ---------------------           ----------------------------------
    Assistant Secretary                   Vice President
    (corporate seal)


                                    CITIBANK, N.A.


                                    By:
                                    Title:
                                          -------------------------------




                                    THE FIRST NATIONAL BANK OF
                                        CHICAGO

                                    By:
                                    Title:
                                          -------------------------------

          IN WITNESS WHEREOF, the Borrower and the Original Lenders have caused this Agreement to be duly executed and delivered in New York, New York, by their duly authorized officers, all as of the day and year first above written.


                                    COURTYARD BY MARRIOTT LIMITED
                                     PARTNERSHIP

                                    By:  CBM ONE CORPORATION
                                         general partner


Attest:                               By:
       -------------------------         --------------------------------
    Assistant Secretary                     Vice President
    (corporate seal)


                                    CITIBANK, N.A.


                                    By:
                                    Title:
                                          -------------------------------


                                    THE FIRST NATIONAL BANK OF
                                        CHICAGO

                                    By:
                                    Title:
                                          -------------------------------

                                   EXHIBIT B

                               Legal Description
                               -----------------


Parcel:   Marriott Corporation, Areas after Proposed Take

Area:     312,360 Square Feet, 7.17 Acres

          A certain parcel of land situated in the Town of Windsor, County of Hartford, State of Connecticut, being more particularly bounded and described as follows:

          Beginning at a point (N 378575.55 - E 623346.40) on the division line between land now or formerly of Alcan Aluminum Corporation and land of the grantor, said point being 27.70 feet distant and southwesterly from a Connecticut Department of Transportation Highway bound Stone on the westerly highway line of the Hartford-Springfield Expressway, interstate Route 91;

          thence running South 82 degrees -01' -15" West 204.12 feet to a point, thence turning and running South 81 degrees -39' -45" West 266.11 feet, all along land now or formerly of Alcan Aluminum Corporation, to 8 point being an iron pin;

          thence running North 55 degrees -48' -03" West 68.24 feet to a point, thence turning and running along a clockwise curve, having a radius of 300.00 feet, 225.15 feet to a point being a concrete monument, thence turning and running North 12 degrees -48' -03" West 285.59 feet, all along the easterly street line of Lamberton Road, to a point;

          thence running North 71 degrees -47' -53" East 207.49 feet to a point, thence turning and running along a clockwise curve, having a radius of 330.18 feet, 614.04 feet to a point, thence turning and running South 11 degrees -19' 26" East 245.93 feet, all along a proposed taking line, to the point of beginning.

          Said parcel being more particularly described in a map titled:
"Courtyard by Marriott, Windsor, Conn. As-Built Plan' Scale: 1"-40', dated:
April 16, 1987, Revised: January 20, 1988, and prepared by: The Center for Engineering, Inc., Wallingford, Connecticut.

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
PREAMBLE, RECITALS........................................................................................
1.       DEFINITIONS......................................................................................
         1.1      Accounting Period.......................................................................
         1.2      Accounting Quarter......................................................................
         1.3      Affiliate...............................................................................
         1.4      Agreement...............................................................................
         1.5      Assessment Rate.........................................................................
         1.6      Authorized Representative...............................................................
         1.7      Base Eurodollar Rate....................................................................
         1.8      Base Fixed CD Rate......................................................................
         1.9      Base Rate...............................................................................
         1.10     Base Management Fee.....................................................................
         1.11     Borrower................................................................................
         1.12     Borrowing...............................................................................
         1.13     Borrowing Notice........................................................................
         1.14     Business Day............................................................................
         1.15     Cash Flow Available for Loan............................................................
         1.16     CD Interest Period......................................................................
         1.17     Citibank................................................................................
         1.18     Citibank CD Rate........................................................................
         1.19     Citibank Eurodollar Rate................................................................
         1.20     Citibank Reserve Requirement............................................................
         1.21     Closing.................................................................................
         1.22     Control.................................................................................
         1.23     Corporation.............................................................................
         1.24     Courtyard Management Fee................................................................
         1.25     Current Accounting Quarters.............................................................
         1.26     Debt Service............................................................................
         1.27     Debt Service Guaranty...................................................................
         1.28     Deductions..............................................................................

                                                                                                             Page
                                                                                                             ----
         1.29     Dollars.................................................................................
         1.30     Effective Date..........................................................................
         1.31     Eurodollar Borrowing....................................................................
         1.32     Eurodollar Interest Period..............................................................
         1.33     Eurodollar Rate.........................................................................
         1.34     Events of Default.......................................................................
         1.35     Extraordinary Revenues..................................................................
         1.36     FF&E....................................................................................
         1.37     FF&E Lease..............................................................................
         1.38     FF&E Reserve............................................................................
         1.39     Financial Statements....................................................................
         1.40     First Courtyard Loan Agreement..........................................................
         1.41     Fiscal Year.............................................................................
         1.42     Fixed CD Rate...........................................................................
         1.43     Fixed CD Rate Borrowing.................................................................
         1.44     FNBC....................................................................................
         1.45     FNBC CD Rate............................................................................
         1.46     FNBC Eurodollar Rate....................................................................
         1.47     FNBC Reserve Requirement................................................................
         1.48     General Partner.........................................................................
         1.49     Governmental Authority..................................................................
         1.50     Gross Revenues..........................................................................
         1.51     Ground Lease............................................................................
         1.52     Guaranties..............................................................................
         1.53     Hotel...................................................................................
         1.54     Hotel Property..........................................................................
         1.55     Incentive Management Fee................................................................
         1.56     Increment...............................................................................
         1.57     Indebtedness............................................................................
         1.58     Interest Period.........................................................................
         1.59     Land....................................................................................
         1.60     Laws....................................................................................
         1.61     Legal Rate..............................................................................
         1.62     Lenders.................................................................................

                                                                                                             Page
                                                                                                             ----
         1.63     Lending Installation....................................................................
         1.64     Lien....................................................................................
         1.65     Loan....................................................................................
         1.66     Loan Commitment.........................................................................
         1.67     Loan Debt Service.......................................................................
         1.68     Loan Debt Service Coverage..............................................................
         1.69     Loan Documents..........................................................................
         1.70     Management Agreement....................................................................
         1.71     Management Agreement Assignment.........................................................
         1.72     Management Guaranty.....................................................................
         1.73     Manager.................................................................................
         1.74     Marriott................................................................................
         1.75     Marriott Lease..........................................................................
         1.76     Marriott Lessor.........................................................................
         1.77     Maturity Date...........................................................................
         1.78     Memorandum..............................................................................
         1.79     Minimum Notice Period...................................................................
         1.80     Mortgage................................................................................
         1.81     Notes...................................................................................
         1.82     Operating Profit........................................................................
         1.83     Original Lenders........................................................................
         1.84     Original Pro Rata Share.................................................................
         1.85     Partnership Documents...................................................................
         1.86     Permitted Exceptions....................................................................
         1.87     Person..................................................................................
         1.88     Potential Default.......................................................................
         1.89     Pro Forma Debt Service..................................................................
         1.90     Pro Rate Share..........................................................................
         1.91     Purchase Agreement......................................................................
         1.92     Quarterly Payment Date..................................................................
         1.93     Rate Option.............................................................................
         1.94     Regulation D............................................................................
         1.95     Secured Debt Service....................................................................
         1.96     Security Agreement......................................................................
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         1.97     Stock...................................................................................
         1.98     Subordination Agreement.................................................................
         1.99     Telephone Lease.........................................................................
         1.100    Title Insurer...........................................................................
         1.101    TV System Lease.........................................................................
2.       THE LOAN
         2.1      Agreement to Lend and Borrow............................................................
         2.2      Required Principal Payments on the Loan.................................................
         2.3      Payment at Maturity Date................................................................
         2.4      Method of Selecting Rate Options and Interest Period....................................
         2.5      No Default..............................................................................
         2.6      Minimum Requirements....................................................................
         2.7      Original Lender's Notification..........................................................
         2.8      Interest Payments.......................................................................
         2.9      Prepayment..............................................................................
         2.10     Lending Installations...................................................................
         2.11     Failure to Pay or Borrow on Certain Dates...............................................
         2.12     Taxes...................................................................................
         2.13     Certificates; Survival of Indemnity.....................................................
         2.14     Telephonic Notices......................................................................
         2.15     Method of Payment.......................................................................
         2.16     General Provisions Concerning Loan......................................................
         2.17     Loan Documents..........................................................................
         2.18     Use of Proceeds.........................................................................
         2.19     Exculpation.............................................................................
3.       ADVANCES OF LOAN
         3.1      Disbursement of Loan Proceeds...........................................................
         3.2      Payment of Expenses.....................................................................
         3.3      Advances through Title Insurer..........................................................
         3.4      Other Advances by Lenders...............................................................
4.       CONDITIONS TO LOANS
         4.1      Notes...................................................................................
         4.2      Collateral Security.....................................................................
         4.3      Mortgage and Recording..................................................................
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         4.4      Partnership Documents...................................................................
         4.5      General Partner's Corporate Documents...................................................
         4.6      Marriott Corporate Documents............................................................
         4.7      Manager's Corporate Documents...........................................................
         4.8      Marriott Lessor Corporate Documents.....................................................
         4.9      Costs...................................................................................
         4.10     Financial Statements....................................................................
         4.11     Opinion of Counsel to Borrower..........................................................
         4.12     Opinion of Counsel to Marriott..........................................................
         4.13     UCC Searches............................................................................
         4.14     Certificate.............................................................................
         4.15     Certificate of Occupancy................................................................
         4.16     Title Insurance.........................................................................
         4.17     Survey..................................................................................
         4.18     Evidence of Insurance...................................................................
         4.19     Compliance, Access, Utilities...........................................................
         4.20     Conveyance..............................................................................
         4.21     Ground Lease............................................................................
         4.22     No Default..............................................................................
         4.23     Representations and Warranties..........................................................
         4.24     No Material Adverse Change..............................................................
         4.25     Indemnity Agreement.....................................................................
5.       REPRESENTATIONS AND WARRANTIES
         5.1      The Borrower............................................................................
         5.2      Ownership by Marriott...................................................................
         5.3      Authorization and Execution.............................................................
         5.4      Compliance with Other Instruments.......................................................
         5.5      Consents................................................................................
         5.6      Financial Statements....................................................................
         5.7      No Material Changes.....................................................................
         5.8      Title to Property.......................................................................
         5.9      Leases..................................................................................
         5.10     Courtyard by Marriott Hotel.............................................................
         5.11     Litigation..............................................................................
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         5.12     Burdensome Provisions...................................................................
         5.13     Force Majeure...........................................................................
         5.14     Tax Liability...........................................................................
         5.15     Distributions...........................................................................
         5.16     Regulation U, etc.......................................................................
         5.17     Compliance with Law.....................................................................
         5.18     Permits and Licenses....................................................................
         5.19     No Notices..............................................................................
         5.20     Disclosure..............................................................................
         5.21     Equity Contributions....................................................................
         5.22     Net Worth...............................................................................
         5.23     Compliance with Securities Laws.........................................................
         5.24     Brokerage Fees..........................................................................
         5.25     Best Efforts............................................................................
6.       AFFIRMATIVE COVENANTS
         6.1      Pay Principal and Interest..............................................................
         6.2      Maintenance of Borrower's Office........................................................
         6.3      Keep Books; Set Aside Reserves..........................................................
         6.4      Payment of Taxes; Corporate Existence; Maintenance of Properties........................
         6.5      Insurance...............................................................................
         6.6      Financial Statements and Reports........................................................
         6.7      Inspection..............................................................................
         6.8      Notice of Claims........................................................................
         6.9      Agreements..............................................................................
         6.10     Completion..............................................................................
         6.11     Licenses................................................................................
         6.12     Operations..............................................................................
         6.13     FF&E Reserve............................................................................
         6.14     Restrictive Covenants...................................................................
         6.15     Easements...............................................................................
7.       NEGATIVE COVENANTS
         7.1      Allocation of Cash Flow Available for the Loan..........................................
         7.2      Indebtedness............................................................................
         7.3      Liens...................................................................................
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         7.4      Distribution............................................................................
         7.5      Sale and Leaseback......................................................................
         7.6      Change in Partnership; Disposal of Property.............................................
         7.7      Certain Transactions with Affiliated Persons............................................
         7.8      Amendments to Agreements................................................................
         7.9      Maintenance of Present Business.........................................................
         7.10     Leases..................................................................................
         7.11     Use of Loan Proceeds....................................................................
         7.12     FF&E Reserve
8.       INSURANCE........................................................................................
         8.1      Hazard Insurance........................................................................
         8.2      Other Insurance.........................................................................
         8.3      Required Notices........................................................................
         8.4      Payment and Application.................................................................
9.       DEFAULTS AND REMEDIES............................................................................
         9.1      Events of Defaults......................................................................
         9.2      Default under the Mortgage..............................................................
         9.3      Suits of Enforcement....................................................................
         9.4      Remedies Cumulative.....................................................................
10.      MISCELLANEOUS....................................................................................
         10.1     Notices and Addresses...................................................................
         10.2     Survival of Representation; Successor and Assigns.......................................
         10.3     Effect of Delay; No Waivers.............................................................
         10.4     Expenses................................................................................
         10.5     Use of Accounting Terms.................................................................
         10.6     Equitable Adjustment Among Lenders......................................................
         10.7     Assignment..............................................................................
         10.8     Books and Records.......................................................................
         10.9     Proceedings.............................................................................
         10.10    Time of the Essence.....................................................................
         10.11    Exhibits................................................................................
         10.12    Counterparts............................................................................
         10.13    Construction and Jurisdiction...........................................................
         10.14    Description of Documents................................................................
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         10.15    Headings................................................................................
         10.16    Indemnity...............................................................................
         10.17    Validity................................................................................
         10.18    Incorporation by Reference..............................................................
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